Exhibit 99.1

DDR CORP. QUARTERLY FINANCIAL SUPPLEMENT FOR THE PERIOD ENDED DECEMBER 31, 2017

DDR Corp.

Table of Contents

Section	Page

Earnings Release & Financial Statements
Press Release	1-9

Company Summary
Portfolio Summary	10
Capital Structure	11
Same Store Metrics	12
DDR and Retail Value Inc. Financial Information	13
Leasing Summary	14 -15
Top 50 Tenants	16
Lease Expirations	17

Investments
Developments/Redevelopments	18
Transactions	19-21

Debt Summary
Debt Summary	22
Consolidated Debt Detail	23-24
Unconsolidated Debt Detail	25-26
Debt/Adjusted EBITDA	27

Unconsolidated Joint Ventures
Unconsolidated Joint Ventures	28-30

Reporting Policies and Other
Notable Accounting and Supplemental Policies	31-32
Non-GAAP Measures and Reconciliations	33-36
Leasing Metrics for Wholly-Owned and Unconsolidated Joint Ventures at 100%	37-41

Property List	42-50

DDR considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company’s expectations for future periods.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements.  There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including among other factors, property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions; local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our deleveraging strategy; any change in strategy; our ability to complete our previously announced plan to spin-off certain of our assets in a timely manner; the impact of such spin-off on our business and that of the spun-off company; and the ability of the Company and the spin-off company to execute their respective strategies following consummation of the spin-off, including the ability of the spin-off company to sell assets on commercially reasonable terms; entering into management agreements with RVI on commercially reasonable terms; and the finalization of the financial statements for the period ended December 31, 2017.  For additional factors that could cause the results of the Company to differ materially from these indicated in the forward-looking statements, please refer to the Company's Form 10-K for the year ended December 31, 2016 and subsequent reports on Form 10-Q.  The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

For immediate release:

DDR REPORTS FOURTH QUARTER AND YEAR END 2017 OPERATING RESULTS

BEACHWOOD, OHIO, February 15, 2018 – DDR Corp. (NYSE: DDR) today announced operating results for the quarter ended December 31, 2017.

“2017 was a transformational year for DDR, highlighted by the announced spin-off of Retail Value Inc., a restructuring of our balance sheet, and a stream-lining of our organization.  Our operating results decelerated from the prior year, but same store NOI growth was ahead of our original forecasts and was flat in the continental U.S. portfolio despite a significant decline in occupancy from tenant bankruptcies,” commented David R. Lukes, president and chief executive officer. “Going forward, we remain energized about the prospects of realizing value through dispositions and operations of Retail Value Inc. properties and New DDR’s growth prospects as stronger 2017 operating metrics further validate.”

Results for the Quarter

•

Fourth quarter net loss attributable to common shareholders was $226.4 million, or $0.62 per diluted share, as compared to net income of $28.1 million, or $0.08 per diluted share, in the year ago-period. The year-over-year decrease is primarily attributable to impairment charges of $280.1 million of which $258.6 million are a result of the change in hold-period assumptions for the Retail Value Inc. (“RVI”) asset portfolio.

•

Fourth quarter operating funds from operations attributable to common shareholders (“Operating FFO” or “OFFO”) was $103.8 million, or $0.28 per diluted share, compared to $111.1 million, or $0.30 per diluted share, in the year ago-period. The year-over-year decrease in OFFO is primarily attributable to the dilutive impact of deleveraging asset sales.

Results for the Year

•

Net loss attributable to common shareholders for the year ended December 31, 2017, was $270.4 million, or $0.74 per diluted share, which compares to a net income of $37.6 million, or $0.10 per diluted share for the prior year.

•	Generated Operating FFO of $1.18 per diluted share for the full year 2017, which compares to $1.28 per diluted share for 2016.

Significant Fourth Quarter Activity

•

On December 14, 2017, DDR announced its intention to spin off 50 assets, representing approximately $2.9 billion of gross book value, comprised of 38 continental U.S. assets and the entirety of the Puerto Rico portfolio, into a separate publicly-traded REIT to be named RVI. DDR recorded approximately $2.3 million of costs related to the transaction in the fourth quarter of 2017.

•

In February 2018, in connection with the strategic transformation to spin off RVI, completed $1.35 billion of mortgage financing and repaid $452 million of mortgage debt using proceeds from the new financing and commenced tender offers for any and all of its $300 million aggregate principal amount of its 3.500% senior notes due 2021 and $600 million aggregate principal amount of other series of senior unsecured notes.

•

Sold 14 shopping centers and land parcels for an aggregate sales price of $590.1 million, totaling $246.0 million at DDR’s share, including $48.6 million from the repayment of the Company’s preferred equity investment in its two joint ventures with Blackstone.

•	Repaid $104 million of mortgage debt scheduled to mature in 2018.

Key Quarterly Operating Results

•

The results of “New DDR” described herein represent the results of the assets that will remain in DDR after the completion of both the spin-off of RVI and the previously announced $900 million disposition program

•	Reported 0.8% same store net operating income growth on a pro rata basis for New DDR

•

Reported -0.4% same store net operating income on a pro rata basis, excluding Puerto Rico for the total portfolio; presentation has been adjusted to include bad debt expense on a comparable basis; these results were impacted by approximately 30 basis points of unbudgeted snow removal costs

•

Generated new leasing spreads of 23.9% and renewal leasing spreads of 5.3%, both on a pro rata basis for New DDR for the quarter, and new leasing spreads of 17.2% and renewal leasing spreads of 7.1%, both on a pro rata basis for New DDR for the trailing twelve-month period

•

Generated new leasing spreads of 23.9% and renewal leasing spreads of 2.2%, both on a pro rata basis for the total portfolio for the quarter, and new leasing spreads of 11.1% and renewal leasing spreads of 5.2%, both on a pro rata basis for the total portfolio for the trailing twelve-month period

•	Reported a leased rate of 93.6% at December 31, 2017 for New DDR on a pro rata basis, compared to 94.4% at December 31, 2016
•	Reported a leased rate of 93.2% at December 31, 2017, compared to 95.0% at December 31, 2016, on a pro rata basis for the total portfolio
•	Annualized base rent per occupied square foot on a pro rata basis was $17.20 at December 31, 2017 for New DDR, compared to $16.71 at December 31, 2016
•	Annualized base rent per occupied square foot on a pro rata basis was $16.46 at December 31, 2017, compared to $15.46 at December 31, 2016 for the total portfolio

Fourth Quarter Update – Hurricane Casualty and Operating

The Company’s 12 shopping centers in Puerto Rico were significantly impacted by Hurricane Maria, which occurred in September 2017. The Company maintains insurance on its assets in Puerto Rico with policy limits of approximately $330 million for property damage and business interruption. The Company has been actively working with its insurer relating to both the property damage and business interruption claims. The Company believes its insurance policies provide adequate coverage of lost revenue related to hurricane damage and related store closures. The Company’s insurance policies remain subject to various terms and conditions, including a deductible of approximately $6 million, which was recorded in the third quarter of 2017. The financial impact on the fourth quarter results is summarized as follows:

•	Received payments from its insurer for its estimated business interruption losses for $8.5 million, which are recorded as business interruption income within revenues on the income statement.
•

Reported a reduction of revenues from tenants of $9.3 million for the quarter ended December 31, 2017. This loss was netted against the $8.5 million in business interruption income recorded and a $0.2 million true up of uninsured expenses during the quarter with the net impact of $0.6 million excluded from Operating FFO provided later in this release.

•

Recorded an additional write-off of real estate assets of $6.4 million based on updated damage assessments of the properties. The aggregate estimated net book value written off year-to-date related to hurricane damage is $71.0 million and remains subject to change.

•

The corresponding receivable of $58.6 million at December 31, 2017 related to the estimated casualty insurance recovery reflects the aggregate year-to-date write-off of real estate assets of $71.0 million and other expenses expected to be covered by insurance reduced by the $5.1 million insurance deductible and $10 million advance received by the insurer in the fourth quarter of 2017.

Guidance

The Company’s guidance for 2018, except for OFFO which is for the third quarter of 2018, for New DDR, after an assumed spin-off date of July 2018, is as follows (in millions, except per share data):

	Guidance 2018	Actual FY 2017
Same Store NOI growth(1)	At least 1.5%	0.0%

Joint venture fee income	$23 – $25	$33.6

Interest income	$18 – $22	$28.4

Additional items(2):
RVI fee income	$10	N/A

General and administrative expenses(3)	$70	$72.0

3Q18 Estimates:
Net income attributable to Common Shareholders	$0.02 – $0.03	N/A

OFFO per share (basic and diluted)	At least $0.15	N/A

(1)	Excludes major redevelopment. 2018 represents New DDR. 2017 represents DDR.
(2)	Assumes no dispositions and a 3Q18 spin effective date.
(3)	2017 actual excludes separation charges.

Reconciliation of Net Income Attributable to DDR to FFO and Operating FFO Estimate

3Q2018E Per Share - Diluted
Net income attributable to Common Shareholders	$0.02 - $0.03
Depreciation and amortization of real estate	0.11 - 0.13
Equity in net income of JVs	(0.01)
JVs' FFO	0.02
FFO (NAREIT) and Operating FFO	$0.15

About DDR Corp.

DDR is an owner and manager of 273 value-oriented shopping centers representing 92 million square feet in 33 states and Puerto Rico. The Company owns a high-quality portfolio of open-air shopping centers in major metropolitan areas that provide a highly-compelling shopping experience and merchandise mix for retail partners and consumers. The Company actively manages its assets with a focus on creating long-term shareholder value. DDR is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol DDR. Additional information about the Company is available at www.ddr.com.

Conference Call and Supplemental Information

The Company will hold its quarterly conference call today at 4:45 p.m. Eastern Time. To participate with access to the slide presentation, please visit the Investors portion of DDR's website, www.ddr.com/events, or for audio only, dial 888-317-6003 (U.S.), 866-284-3684 (Canada) or 412-317-6061 (international) using pass code 7769620 at least ten minutes prior to the scheduled start of the call. A replay of the conference call will also be available at www.ddr.com/events for one year after the call. A copy of the Company’s Supplemental package is available on the Company’s website at www.ddr.com.

Non-GAAP Measures

FFO is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO is generally defined and calculated by the Company as net income (loss), adjusted to exclude:  (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property and related investments, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments and (iv) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the NAREIT definition. The Company calculates Operating FFO by excluding certain non-operating charges and gains. Operating FFO is useful to investors as the Company removes non-comparable charges and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company presents NOI information herein on a same store basis or “SSNOI.” The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments. The Company presents SSNOI both with and without provisions for uncollectible amounts and/or recoveries thereof. SSNOI also excludes activity associated with development and major redevelopment and single tenant assets and includes assets owned in comparable periods (15 months for quarter comparisons). In addition, due to the impact of Hurricanes Irma and Maria on its properties in Puerto Rico in 2017, the Company also excludes its Puerto Rico NOI from SSNOI. SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.

FFO, Operating FFO, NOI and SSNOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures are included in this release and the accompanying financial supplement.

Safe Harbor

DDR Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions; local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements or our failure to satisfy conditions to the completion of these arrangements; the success of our deleveraging strategy; any change in strategy; our ability to complete our previously announced plan to spin-off certain of our assets in a timely manner; the impact of such spin-off on our business and that of the spun-off company; and the ability of the Company and the spin-off company to execute their respective strategies following consummation of the spin-off, including the ability of the spin-off company to sell assets on commercially reasonable terms; entering into management agreements with RVI on commercially reasonable terms; and the finalization of the financial statements for the period ended December 31, 2017. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's Form 10-K for the year ended December 31, 2016 and subsequent reports on Form 10-Q. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

DDR Corp.

Income Statement:  Consolidated Interests

	$ in thousands, except per share
		4Q17	4Q16	12M17	12M16
	Revenues (1):
	Minimum rents (2)	$147,140	$167,933	$632,917	$701,208
	Percentage rent	2,556	2,827	7,094	7,610
	Recoveries	47,465	55,701	211,942	238,419
	Other property revenues (3)	3,771	5,707	27,494	22,270
	Business interruption income	8,500	0	8,500	0
		209,432	232,168	887,947	969,507
	Expenses (4):
	Operating and maintenance	28,224	29,697	122,315	134,297
	Real estate taxes	29,911	34,312	128,602	142,787
		58,135	64,009	250,917	277,084

	Net operating income	151,297	168,159	637,030	692,423

	Other income (expense):
	Fee income	8,124	8,093	33,641	36,298
	Interest income	5,999	9,254	28,364	37,054
	Interest expense	(41,616)	(51,740)	(188,647)	(217,589)
	Depreciation and amortization	(79,834)	(99,468)	(346,204)	(389,519)
	General and administrative (5)	(19,601)	(20,941)	(89,854)	(76,101)
	Other income (expense), net	(2,705)	(148)	(68,003)	3,322
	Impairment charges	(280,127)	(6,029)	(340,480)	(110,906)
	Hurricane casualty and impairment loss (6)	159	0	(5,930)	0
	(Loss) income before earnings from JVs and other	(258,304)	7,180	(340,083)	(25,018)

	Equity in net income of JVs	6,408	1,618	8,837	15,699
	Reserve of preferred equity interests	(377)	0	(61,000)	0
	Gain (loss) on sale and change in control	368	0	368	(1,087)
	Valuation allowance of prepaid tax asset	(2,017)	0	(10,794)	0
	Tax expense	(438)	(680)	(1,624)	(1,781)
	Gain on disposition of real estate, net	34,147	25,916	161,164	73,386
	Net (loss) income	(220,213)	34,034	(243,132)	61,199
	Non-controlling interests	2,175	(293)	1,447	(1,187)
	Net (loss) income DDR	(218,038)	33,741	(241,685)	60,012
	Preferred dividends	(8,383)	(5,594)	(28,759)	(22,375)
	Net (loss) income Common Shareholders	($226,421)	$28,147	($270,444)	$37,637

	Weighted average shares – Basic – EPS	368,320	365,965	367,362	365,294
	Assumed conversion of dilutive securities	0	110	0	267
	Weighted average shares – Diluted – EPS	368,320	366,075	367,362	365,561

	Earnings per common share – Basic & Diluted	($0.62)	$0.08	($0.74)	$0.10

	Revenue items:
(1)	Lost revenue related to hurricanes	($9,249)	$0	($11,806)	$0
(2)	Ground lease revenue	10,313	10,267	42,626	40,874
(3)	Lease termination fees	317	383	10,505	3,512

(4)	Operating expenses:
	Recoverable expenses	(53,422)	(59,195)	(229,776)	(253,144)
	Non-recoverable expenses	(4,075)	(4,544)	(17,911)	(21,037)
	Bad debt expense	(638)	(270)	(3,229)	(2,903)

(5)	General and administrative expenses:
	Separation charges	(1,320)	0	(17,872)	0
	Internal leasing expenses	(1,252)	(1,527)	(5,292)	(7,698)
	Construction administrative costs (capitalized)	1,462	2,411	7,361	8,084

(6)	Hurricane casualty and impairment loss
	Impairment charge (property damage deductible)	0	0	(5,100)	0
	Clean up costs and other expenses	159	0	(830)	0
		159	0	(5,930)	0

DDR Corp.

Reconciliation:  Net (Loss) Income to FFO and Operating FFO

and Other Financial Information

	$ in thousands, except per share
		4Q17	4Q16	12M17	12M16
	Net (loss) income attributable to Common Shareholders	($226,421)	$28,147	($270,444)	$37,637
	Depreciation and amortization of real estate	78,209	97,356	336,346	381,170
	Equity in net (income) loss of JVs	(6,408)	(1,618)	(8,837)	(15,699)
	JVs' FFO	8,257	6,868	29,319	26,025
	Non-controlling interests	76	76	303	303
	Impairment of depreciable real estate (1)	275,890	6,029	330,493	110,906
	Gain on disposition of depreciable real estate, net	(34,457)	(25,698)	(160,357)	(74,182)
	FFO attributable to Common Shareholders	$95,146	$111,160	$256,823	$466,160

	Reserve of preferred equity interests	377	0	61,000	0
	Hurricane casualty loss (2)	576	0	4,192	0
	Impairment charges – non-depreciable assets	1,803	0	12,653	0
	Separation charges	1,320	0	17,872	0
	Transaction, debt extinguishment, other, net	2,330	146	69,112	651
	Joint ventures - debt extinguishment, transaction, other	(52)	(2)	726	24
	Valuation allowance of Puerto Rico prepaid tax asset	2,017	0	10,794	(326)
	Loss (gain) on disposition of non-depreciable real estate, net	310	(218)	(807)	1,883
	Total non-operating items, net	8,681	(74)	175,542	2,232
	Operating FFO attributable to Common Shareholders	$103,827	$111,086	$432,365	$468,392

	Weighted average shares and units – Basic – FFO & OFFO	368,793	366,630	367,859	366,101
	Assumed conversion of dilutive securities	18	110	46	267
	Weighted average shares and units – Diluted – FFO & OFFO	368,811	366,740	367,905	366,368

	FFO per share – Basic & Diluted	$0.26	$0.30	$0.70	$1.27
	Operating FFO per share – Basic & Diluted	$0.28	$0.30	$1.18	$1.28
	Common stock dividends declared, per share	$0.19	$0.19	$0.76	$0.76

	Certain non-cash items (DDR share):
	Straight-line rent, net	($121)	$1,003	($328)	$4,805
	Amortization of (above)/below-market rent, net	1,553	2,085	12,156	5,934
	Straight-line ground rent income (expense)	(51)	594	112	229
	Debt fair value and loan cost amortization	(1,654)	(580)	(4,875)	(2,421)
	Capitalized interest expense	474	440	1,879	3,059
	Stock compensation expense	(1,537)	(2,320)	(6,590)	(7,012)
	Non-real estate depreciation expense	(1,581)	(2,064)	(9,624)	(8,156)
	Non-cash interest income	0	1,853	1,283	7,737
	Capital expenditures (DDR share):
	Development and redevelopment costs	12,767	14,803	63,047	91,427
	Maintenance capital expenditures	4,491	2,439	14,356	17,368
	Tenant allowances and landlord work	7,300	6,082	32,257	28,017
	Leasing commissions	804	1,188	2,770	4,267

(1)	Impairment charges:
	Hurricane impairment charge (property damage deductible)	0	0	5,100	0
	Impairment charge on shopping centers marketed for sale	275,890	6,029	325,393	110,906
		275,890	6,029	330,493	110,906
(2)	Hurricane casualty loss (DDR Share):
	Lost tenant revenue	9,288	0	11,859	0
	Business interruption income	(8,500)	0	(8,500)	0
	Clean up costs and other expenses, net	(212)	0	833	0
		576	0	4,192	0

DDR Corp.

Balance Sheet:  Consolidated Interests

	$ in thousands
		At Period End
		4Q17	4Q16
	Assets:
	Land	$1,738,792	$1,990,406
	Buildings	5,733,451	6,412,532
	Fixtures and tenant improvements	693,280	735,685
		8,165,523	9,138,623
	Depreciation	(1,953,479)	(1,996,176)
		6,212,044	7,142,447
	Construction in progress and land	82,480	105,435
	Real estate, net	6,294,524	7,247,882

	Investments in JVs	106,037	60,793
	Receivable – preferred equity interests, net	277,776	393,338
	Cash	92,611	30,430
	Restricted cash	2,113	8,795
	Notes receivable, net	19,675	49,503
	Receivables, net (1)	108,695	121,367
	Casualty insurance receivable	58,583	0
	Intangible assets, net	182,407	241,598
	Other assets, net	27,652	43,812
	Total Assets	7,170,073	8,197,518

	Liabilities and Equity:
	Revolving credit facilities	0	0
	Unsecured debt	2,810,100	2,913,217
	Unsecured term loan	398,130	398,399
	Secured debt	641,082	1,182,352
		3,849,312	4,493,968
	Dividends payable	78,549	75,245
	Other liabilities (2)	344,774	382,293
	Total Liabilities	4,272,635	4,951,506

	Preferred shares	525,000	350,000
	Common shares	36,851	36,630
	Paid-in capital	5,513,197	5,487,212
	Distributions in excess of net income	(3,183,134)	(2,632,327)
	Deferred compensation	8,777	15,149
	Other comprehensive income	(1,106)	(4,192)
	Common shares in treasury at cost	(8,653)	(14,957)
	Non-controlling interests	6,506	8,497
	Total Equity	2,897,438	3,246,012

	Total Liabilities and Equity	$7,170,073	$8,197,518

(1)	Straight-line rents receivable, net	$59,439	$65,072

(2)	Below-market leases, net	127,513	147,941

DDR Corp.

Reconciliation of Net Income Attributable to DDR to Same Store NOI (1)

$ in thousands
			At DDR Share (Non-GAAP)
	4Q17	4Q16	4Q17	4Q16
GAAP Reconciliation:
Net (loss) income attributable to DDR	($218,038)	$33,741	($218,038)	$33,741
Fee income	(8,124)	(8,093)	(8,124)	(8,093)
Interest income	(5,999)	(9,254)	(5,999)	(9,254)
Interest expense	41,616	51,740	41,616	51,740
Depreciation and amortization	79,834	99,468	79,834	99,468
General and administrative	19,601	20,941	19,601	20,941
Other expense, net	2,705	148	2,705	148
Impairment charges	280,127	6,029	280,127	6,029
Hurricane casualty and impairment loss	(159)	0	(159)	0
Equity in net income of joint ventures	(6,408)	(1,618)	(6,408)	(1,618)
Reserve of preferred equity interests	377	0	377	0
Gain on sale and change in control	(368)	0	(368)	0
Valuation allowance of prepaid tax asset	2,017	0	2,017	0
Tax expense	438	680	438	680
Gain on disposition of real estate	(34,147)	(25,916)	(34,147)	(25,916)
(Loss) income from non-controlling interests	(2,175)	293	(2,175)	293
Consolidated NOI	151,297	168,159	151,297	168,159
DDR's consolidated JV			(381)	(419)
Consolidated NOI, net of non-controlling interests	151,297	168,159	150,916	167,740

Net income from unconsolidated joint ventures	71,955	1,200	6,041	1,251
Interest expense	23,920	32,735	3,723	5,237
Depreciation and amortization	42,361	49,187	5,318	5,661
Impairment charges	7,930	0	397	0
Preferred share expense	7,577	8,411	379	421
Other expense, net	3,782	5,554	763	1,008
Gain on disposition of real estate, net	(71,042)	(3,006)	(3,654)	(151)
Unconsolidated NOI	86,483	94,081	12,967	13,427

Total Consolidated + Unconsolidated NOI	237,780	262,240	163,883	181,167
Less: Non-Same Store NOI adjustments including Puerto Rico NOI	(36,539)	(59,238)	(31,407)	(48,215)
Total SSNOI (including bad debt expense)	$201,241	$203,002	$132,476	$132,952

Add: bad debt expense	944	509	670	533
Total SSNOI (excluding bad debt expense)	$202,185	$203,511	$133,146	$133,485

Total SSNOI (including bad debt expense)	$201,241	$203,002	$132,476	$132,952
Less: RVI – continental U.S. and disposition assets	(36,963)	(38,187)	(36,963)	(38,187)
Total New DDR SSNOI (including bad debt expense)	$164,278	$164,815	$95,513	$94,765

SSNOI % Change (including bad debt expense)	(0.9%)		(0.4%)
SSNOI % Change (excluding bad debt expense)	(0.7%)		(0.3%)
SSNOI % Change (New DDR)	(0.3%)		0.8%

(1) Excludes major redevelopment activity; see Investments section for additional detail. See calculation definition in the Non-GAAP Measures section.

DDR Corp.

Portfolio Summary

GLA in thousands
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Shopping Center Summary
Operating Centers – 100%	273	286	298	309	319
Wholly Owned - DDR (ex RVI as of 4Q17)	86	131	136	144	153
Wholly Owned RVI – continental U.S.	38	n/a	n/a	n/a	n/a
Wholly Owned – Puerto Rico (RVI as of 4Q17)	12	12	12	14	14
JV Portfolio	137	143	150	151	152

Owned and Ground Lease GLA – 100%	67,410	71,118	72,686	74,400	75,815
Owned and Ground Lease GLA – DDR Share	45,118	47,039	48,053	49,633	50,983
Wholly Owned - DDR (ex RVI as of 4Q17)	24,476	38,314	39,307	40,515	41,871
Wholly Owned RVI - continental U.S.	12,034	n/a	n/a	n/a	n/a
Wholly Owned - Puerto Rico (RVI as of 4Q17)	4,441	4,441	4,441	4,807	4,807
JV Portfolio – DDR Share	4,167	4,284	4,305	4,311	4,305
Unowned GLA – 100%	24,758	26,104	27,352	28,586	29,933

Quarterly Operational Overview
DDR Share
Base Rent PSF	$16.46	$16.16	$16.09	$15.83	$15.46
Base Rent PSF < 10K	$27.11	$26.93	$26.72	$26.43	$26.16
Base Rent PSF > 10K	$13.36	$13.09	$13.01	$12.83	$12.49
Leased Rate	93.2%	93.4%	93.7%	94.3%	95.0%
Commenced Rate	91.3%	91.4%	91.5%	92.5%	93.8%
Leased Rate < 10K SF	87.6%	87.8%	87.9%	88.3%	89.4%
Leased Rate > 10K SF	94.9%	95.1%	95.4%	96.2%	96.6%

Wholly Owned DDR (ex RVI as of 4Q17)
Base Rent PSF	$17.41	$15.87	$15.79	$15.49	$15.04
Leased Rate	93.5%	93.7%	94.0%	94.7%	95.2%
Leased Rate < 10K SF	90.3%	89.1%	89.4%	89.5%	90.5%
Leased Rate > 10K SF	94.4%	95.0%	95.3%	96.2%	96.5%

Wholly Owned RVI - continental U.S.
Base Rent PSF	$13.60	n/a	n/a	n/a	n/a
Leased Rate	93.6%	n/a	n/a	n/a	n/a
Leased Rate < 10K SF	86.4%	n/a	n/a	n/a	n/a
Leased Rate > 10K SF	95.6%	n/a	n/a	n/a	n/a

Wholly Owned - Puerto Rico (RVI as of 4Q17)
Base Rent PSF	$21.12	$20.60	$20.82	$20.31	$20.59
Leased Rate	89.6%	90.7%	90.4%	90.9%	92.6%
Leased Rate < 10K SF	80.6%	81.3%	80.5%	82.0%	83.6%
Leased Rate > 10K SF	93.9%	95.1%	95.1%	95.1%	96.8%

Joint Venture DDR Share
Base Rent PSF	$14.93	$14.81	$14.71	$14.63	$14.62
Leased Rate	93.6%	93.3%	93.8%	94.6%	95.4%
Leased Rate < 10K SF	86.3%	86.1%	86.2%	87.7%	88.3%
Leased Rate > 10K SF	96.4%	96.0%	96.6%	97.2%	98.1%

Operational Statistics
% of Aggregate Property NOI – Wholly Owned – continental U.S. – DDR Share	90.5%	91.6%	79.3%	78.3%	79.5%
% of Aggregate Property NOI – Wholly Owned – Puerto Rico – DDR Share	n/a	n/a	12.4%	13.6%	12.7%
% of Aggregate Property NOI – Joint Venture – DDR Share	9.5%	8.4%	8.3%	8.1%	7.8%

Same Store NOI
DDR Share (excluding PR 4Q17, including Puerto Rico prior periods)	-0.4%	-0.9%	-0.1%	-0.1%	2.0%
Wholly Owned – continental U.S.	-0.4%	0.1%	0.1%	0.3%	1.7%
Wholly Owned – Puerto Rico	n/a	n/a	-1.0%	-3.3%	-1.1%
JV Portfolio at DDR Share	-1.6%	-1.4%	-1.1%	2.2%	5.2%

TTM Total Leasing – DDR Share (000s)	6,663	6,730	6,710	6,175	5,848
TTM Blended New and Renewal Rent Spreads – DDR Share	6.0%	6.1%	6.9%	7.8%	9.1%

DDR Corp.

Capital Structure

$, shares and units in thousands, except per share
	December 31, 2017	December 31, 2016	December 31, 2015
Capital Structure
Market Value Per Share	$8.96	$15.27	$16.84

Common Shares Outstanding	368,474	366,264	365,264
Operating Partnership Units	372	399	399
Total Outstanding Common Shares	368,846	366,663	365,663

Common Shares Equity	$3,304,857	$5,598,939	$6,157,757

Perpetual Preferred Stock - Class J	200,000	200,000	200,000
Perpetual Preferred Stock - Class K	150,000	150,000	150,000
Perpetual Preferred Stock - Class A	175,000	0	0
Total Perpetual Preferred Stock	$525,000	$350,000	$350,000

Unsecured Credit Facilities	0	0	210,000
Unsecured Term Loan	400,000	400,000	400,000
Unsecured Notes Payable	2,827,052	2,927,185	3,166,284
Mortgage Debt (includes JVs at DDR share)	988,740	1,382,483	1,606,517
Total Debt (includes JVs at DDR share)	4,215,792	4,709,668	5,382,801
Less: Cash (including restricted cash)	94,724	39,225	32,520
Net Debt	$4,121,068	$4,670,443	$5,350,281

Total Market Capitalization	$7,950,925	$10,619,382	$11,858,038

Leverage / Public Debt Covenants
Consolidated Net Effective Debt	3,763,739	4,457,227	5,108,437
Consolidated Adjusted EBITDA - annualized	622,576	683,852	723,753
Consolidated Net Debt / Adjusted EBITDA (1)	6.0X	6.5X	7.1X

Pro-Rata Net Effective Debt	4,102,455	4,863,392	5,541,995
Pro-Rata Adjusted EBITDA - annualized	637,736	705,480	746,453
Pro-Rata Net Debt / Adjusted EBITDA (1)	6.4X	6.9X	7.4X

Outstanding Debt & Obligations	3,884,947	4,533,536	5,188,148
Undepreciated Real Estate Assets	8,631,815	9,698,190	10,595,932
Total Debt to Real Estate Assets Ratio	45%	47%	49%
Covenant	65%	65%	65%

Secured Debt & Obligations	640,553	1,183,277	1,378,970
Total Assets	9,115,651	10,188,963	11,153,874
Secured Debt to Assets Ratio	7%	12%	12%
Covenant	40%	40%	40%

Unencumbered Real Estate Assets	6,973,787	7,066,505	7,586,939
Unsecured Debt & Obligations	3,244,394	3,350,259	3,809,178
Unencumbered Assets to Unsecured Debt	215%	211%	199%
Covenant	135%	135%	135%

Net Income Available for Debt Service	560,295	692,499	691,173
Maximum Annual Service Charge	217,754	257,057	298,534
Fixed Charge Coverage Ratio	2.6X	2.7X	2.3X
Covenant	1.5X	1.5X	1.5X
Net Income Available for Debt Service Excluding Debt Extinguishment Costs	623,575	692,982	692,066
Fixed Charge Coverage Ratio Excluding Debt Extinguishment Costs	2.9X	2.7X	2.3X

Credit Ratings (Outlook)
Moody's	Baa3 (Stable)	Baa2 (Stable)	Baa2 (Stable)
S&P	BBB- (Stable)	BBB- (Stable)	BBB- (Stable)
Fitch	BBB- (Stable)	BBB- (Stable)	BBB- (Stable)

(1) Excludes Perpetual Preferred Stock. See definition in the Non-GAAP Measures section.

DDR Corp.

Same Store Metrics (1)

$ in thousands

	Same Store at 100%			Same Store at DDR Share
	4Q17	4Q16	Change	4Q17	4Q16	Change

Leased Rate	93.4%	95.1%	(1.7%)	93.7%	95.3%	(1.6%)
Commenced Rate	92.0%	93.6%	(1.6%)	92.3%	94.1%	(1.8%)

Revenues:
Base Rents	$211,463	$211,400	0.0%	$138,704	$138,558	0.1%
Recoveries	67,158	69,455	(3.3%)	44,919	47,174	(4.8%)
Other	3,871	3,276	18.2%	2,795	2,233	25.2%
	282,492	284,131	(0.6%)	186,418	187,965	(0.8%)
Expenses:
Operating	(36,862)	(34,916)	5.6%	(24,151)	(22,635)	6.7%
Real Estate Taxes	(43,445)	(45,704)	(4.9%)	(29,121)	(31,845)	(8.6%)
Bad Debt Expense	(944)	(509)	85.5%	(670)	(533)	25.7%
	(81,251)	(81,129)	0.2%	(53,942)	(55,013)	(1.9%)
Total SSNOI including impact of bad debt expense (2)	$201,241	$203,002	(0.9%)	$132,476	$132,952	(0.4%)

Total SSNOI excluding impact of bad debt expense	$202,185	$203,511	(0.7%)	$133,146	$133,485	(0.3%)

Non-Same Store NOI including Puerto Rico NOI (3)	36,539	59,238		31,407	48,215
Total Consolidated + Unconsolidated NOI	$237,780	$262,240		$163,883	$181,167

	Same Store at 100%			Same Store at DDR Share
	12M17	12M16	Change	12M17	12M16	Change

Leased Rate	93.4%	95.1%	(1.7%)	93.7%	95.3%	(1.6%)
Commenced Rate	92.0%	93.6%	(1.6%)	92.3%	94.1%	(1.8%)

Revenues:
Base Rents	$836,831	$834,125	0.3%	$548,036	$545,874	0.4%
Recoveries	277,821	280,885	(1.1%)	187,312	191,000	(1.9%)
Other	13,452	11,669	15.3%	9,762	8,197	19.1%
	1,128,104	1,126,679	0.1%	745,110	745,071	0.0%
Expenses:
Operating	(146,799)	(145,168)	1.1%	(95,821)	(94,207)	1.7%
Real Estate Taxes	(180,875)	(179,863)	0.6%	(122,738)	(124,091)	(1.1%)
Bad Debt Expense	(3,218)	(3,519)	(8.6%)	(2,160)	(2,465)	(12.4%)
	(330,892)	(328,550)	0.7%	(220,719)	(220,763)	0.0%
Total SSNOI including impact of bad debt expense (2)	$797,212	$798,129	(0.1%)	$524,391	$524,308	0.0%

Total SSNOI excluding impact of bad debt expense	$800,430	$801,648	(0.2%)	$526,551	$526,773	0.0%

Non-Same Store NOI including Puerto Rico NOI (3)	196,469	262,675		162,719	218,792
Total Consolidated + Unconsolidated NOI	$993,681	$1,060,804		$687,110	$743,100

(1) See calculation definition in the Non-GAAP Measures section. Excludes impact of all hurricane related lost revenues, costs and bad debt expense.
(2) Excludes 12 assets in Puerto Rico.
(3) See Investments section for detail on major redevelopment activity. Includes results of single-tenant assets and Puerto Rico. Represents 18.2% of 4Q17 and 24.6% of 12M17 total NOI at DDR share.

DDR Corp.

DDR and Retail Value Inc. Financial Information

$ in thousands
	Income Statement — 4Q17
	Consolidated	RVI		DDR
	DDR - Ex RVI (1)	continental U.S.	Puerto Rico	As Reported (2)
Revenues:
Minimum rents	$98,446	$36,430	$12,264	$147,140
Percentage rent	1,529	402	625	2,556
Recoveries	31,232	12,585	3,648	47,465
Other property revenues	2,980	295	496	3,771
Business interruption income	0	0	8,500	8,500
	134,187	49,712	25,533	209,432
Expenses:
Operating and maintenance	15,921	7,093	5,210	28,224
Real estate taxes	20,536	8,236	1,139	29,911
	36,457	15,329	6,349	58,135

Net operating income (3)	$97,730	$34,383	$19,184	$151,297

Certain non-cash items:
Straight-line rent, net	$165	$2	($299)	($132)
Amortization of (above)/below-market rent, net	926	473	79	1,478
Straight-line ground rent income (expense)	(36)	(2)	0	(38)

Capital expenditures :
Development and redevelopment costs	11,642	122	8	11,772
Maintenance capital expenditures	2,800	995	131	3,926
Tenant allowances and landlord work	3,609	2,222	34	5,865
Leasing commissions	398	325	0	723

	Balance Sheet — December 31, 2017
	Consolidated		DDR
	DDR - Ex RVI (1)	RVI	As Reported (2)
Assets:
Land	$1,023,445	$715,347	$1,738,792
Buildings	3,798,461	1,934,990	5,733,451
Fixtures and tenant improvements	498,828	194,452	693,280
	5,320,734	2,844,789	8,165,523
Depreciation	(1,253,687)	(699,792)	(1,953,479)
	4,067,047	2,144,997	6,212,044
Construction in progress and land	75,124	7,356	82,480
Real estate, net	$4,142,171	$2,152,353	$6,294,524

Number of assets at period end (4)	87	50	137

(1) Includes NOI from assets sold in the quarter as well as NOI and real estate assets from properties expected to be sold as part of the Company's $900 million disposition program.  Excludes DDR's share of joint venture NOI of $13.0 million as reported in Unconsolidated Joint Ventures section.

(2) Represents DDR Corp. as presented elsewhere herein.
(3) See definition and reconciliation in Non-GAAP Measures section presented elsewhere herein.
(4) Does not include 136 assets owned through unconsolidated joint ventures. Includes one consolidated joint venture asset in which the Company has an effective 67% interest.

DDR Corp.

Leasing Summary

At DDR share except for count

Leasing Activity
	Comparable Pool							Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread		Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
4Q17	44	178,799	$22.10	$17.83	23.9%		9.3	92	306,057	$20.85	9.3
3Q17	35	75,716	$21.18	$19.83	6.8%		8.3	76	258,889	$18.49	8.8
2Q17	28	147,505	$15.16	$13.78	10.0%		9.2	73	410,093	$16.29	9.7
1Q17	39	369,603	$10.90	$10.60	2.8%	(1)	10.4	78	566,261	$12.57	10.2
	146	771,623	$15.32	$13.79	11.1%		9.5	319	1,541,300	$16.20	9.6

Renewals
4Q17	186	895,619	$17.45	$17.07	2.2%		4.8	186	895,619	$17.45	4.8
3Q17	239	1,533,448	$15.63	$14.73	6.1%		5.0	239	1,533,448	$15.63	5.0
2Q17	185	1,504,824	$13.77	$13.03	5.7%		5.2	185	1,504,824	$13.77	5.2
1Q17	207	1,188,089	$16.07	$15.12	6.3%		4.8	207	1,188,089	$16.07	4.8
	817	5,121,980	$15.50	$14.73	5.2%		4.9	817	5,121,980	$15.50	4.9

New + Renewals
4Q17	230	1,074,418	$18.22	$17.20	5.9%		5.7	278	1,201,676	$18.32	6.1
3Q17	274	1,609,164	$15.90	$14.97	6.2%		5.2	315	1,792,337	$16.05	5.6
2Q17	213	1,652,329	$13.89	$13.10	6.0%		5.6	258	1,914,917	$14.31	6.3
1Q17	246	1,557,692	$14.84	$14.05	5.6%		5.7	285	1,754,350	$14.94	6.2
	963	5,893,603	$15.48	$14.61	6.0%		5.5	1,136	6,663,280	$15.66	6.0

Net Effective Rents
		Avg	TA	LL Work	Commission	Total	Net	Wtd Avg
		Rent	Capex	Capex	Capex	Capex	Effective	Term
	GLA	PSF	PSF	PSF	PSF	PSF	Rent PSF	(Years)
New Leases (2)
4Q17	288,692	$21.71	$1.89	$2.09	$0.43	$4.41	$17.30	9.3
3Q17	189,846	$19.76	$2.17	$1.66	$0.61	$4.44	$15.32	8.5
2Q17	261,257	$17.07	$3.42	$3.79	$0.35	$7.56	$9.51	8.8
1Q17	411,594	$12.67	$1.91	$1.38	$0.22	$3.51	$9.16	9.8
	1,151,389	$17.10	$2.28	$2.12	$0.36	$4.76	$12.34	9.1

Renewals
4Q17	895,619	$17.57	$0.03	$0.01	$0.00	$0.04	$17.53	4.8
3Q17	1,533,448	$15.76	$0.01	$0.00	$0.00	$0.01	$15.75	5.0
2Q17	1,504,824	$13.93	$0.07	$0.00	$0.00	$0.07	$13.86	5.2
1Q17	1,188,089	$16.19	$0.01	$0.00	$0.00	$0.01	$16.18	4.8
	5,121,980	$15.64	$0.03	$0.00	$0.00	$0.03	$15.61	4.9

New + Renewals
4Q17	1,184,311	$18.58	$0.73	$0.79	$0.16	$1.68	$16.90	6.0
3Q17	1,723,294	$16.20	$0.38	$0.29	$0.11	$0.78	$15.42	5.5
2Q17	1,766,081	$14.39	$0.82	$0.85	$0.08	$1.75	$12.64	5.8
1Q17	1,599,683	$15.29	$0.90	$0.64	$0.10	$1.64	$13.65	5.8
	6,273,369	$15.91	$0.71	$0.64	$0.11	$1.46	$14.45	5.7

(1) Excluding the retenanting of a dark but rent-paying anchor box at Plaza del Norte, new leasing spreads for 1Q17 and TTM would be 15.8% and 15.9%, respectively. Excluding Puerto Rico, continental U.S. new leasing spreads for 1Q17 and TTM would be 17.7% and 16.5%, respectively.

(2) New Leases exclude development and redevelopment activity.

DDR Corp.

Leasing Summary –New DDR

At DDR share except for count

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
4Q17	34	153,972	$21.79	$17.59	23.9%	9.6	77	253,180	$20.79	9.6
3Q17	27	27,179	$29.99	$27.23	10.1%	7.5	57	141,472	$21.86	8.8
2Q17	23	68,526	$17.23	$13.86	24.3%	8.6	58	269,396	$17.87	9.9
1Q17	31	156,399	$16.61	$15.25	8.9%	8.4	61	328,470	$15.36	9.5
	115	406,076	$19.57	$16.70	17.2%	8.9	253	992,518	$18.35	9.5

Renewals
4Q17	150	550,204	$17.98	$17.07	5.3%	4.9	150	550,204	$17.98	4.9
3Q17	180	770,729	$19.35	$17.89	8.2%	5.1	180	770,729	$19.35	5.1
2Q17	135	674,081	$17.60	$16.28	8.1%	5.1	135	674,081	$17.60	5.1
1Q17	155	660,850	$19.22	$18.09	6.2%	4.7	155	660,850	$19.22	4.7
	620	2,655,864	$18.59	$17.36	7.1%	5.0	620	2,655,864	$18.59	5.0

New + Renewals
4Q17	184	704,176	$18.81	$17.18	9.5%	6.1	227	803,384	$18.86	6.5
3Q17	207	797,908	$19.71	$18.21	8.2%	5.2	237	912,201	$19.74	5.7
2Q17	158	742,607	$17.57	$16.06	9.4%	5.4	193	943,477	$17.68	6.5
1Q17	186	817,249	$18.72	$17.55	6.7%	5.3	216	989,320	$17.94	6.1
	735	3,061,940	$18.72	$17.27	8.4%	5.5	873	3,648,382	$18.52	6.2

Net Effective Rents
		Avg	TA	LL Work	Commission	Total	Net	Wtd Avg
		Rent	Capex	Capex	Capex	Capex	Effective	Term
	GLA	PSF	PSF	PSF	PSF	PSF	Rent PSF	(Years)
New Leases (1)
4Q17	235,815	$21.56	$1.88	$1.62	$0.42	$3.92	$17.64	9.6
3Q17	72,429	$27.41	$2.88	$4.18	$0.75	$7.81	$19.60	8.1
2Q17	120,560	$20.66	$2.57	$6.04	$0.38	$8.99	$11.67	8.7
1Q17	179,540	$17.77	$4.52	$2.48	$0.45	$7.45	$10.32	8.3
	608,344	$20.96	$2.87	$2.99	$0.46	$6.32	$14.64	8.9

Renewals
4Q17	550,204	$18.13	$0.04	$0.01	$0.00	$0.05	$18.08	4.9
3Q17	770,729	$19.54	$0.02	$0.00	$0.00	$0.02	$19.52	5.1
2Q17	674,081	$17.80	$0.06	$0.00	$0.00	$0.06	$17.74	5.1
1Q17	660,850	$19.37	$0.02	$0.01	$0.00	$0.03	$19.34	4.7
	2,655,864	$18.77	$0.03	$0.00	$0.00	$0.03	$18.74	5.0

New + Renewals
4Q17	786,019	$19.16	$0.86	$0.73	$0.19	$1.78	$17.38	6.4
3Q17	843,158	$20.22	$0.39	$0.54	$0.10	$1.03	$19.19	5.4
2Q17	794,641	$18.24	$0.64	$1.41	$0.09	$2.14	$16.10	5.7
1Q17	840,390	$19.03	$1.54	$0.84	$0.15	$2.53	$16.50	5.4
	3,264,208	$19.17	$0.86	$0.87	$0.13	$1.86	$17.31	5.7

(1) New Leases exclude development and redevelopment activity.

DDR Corp.

Top 50 Tenants

$ and GLA in thousands
		Number of Units			Base Rent			Owned GLA			Credit Ratings
	Tenant	Wholly Owned	JV	Total	Pro Rata	% of Total	At 100%	Pro Rata	% of Total	At 100%	(S&P/Moody's/Fitch)
1	TJX Companies (1)	68	35	103	$27,553	4.3%	$37,155	2,262	5.0%	3,202	A+/A2/NR
2	Bed Bath & Beyond (2)	56	26	82	22,520	3.5%	30,446	1,776	3.9%	2,433	BBB/Baa2/NR
3	PetSmart	50	27	77	17,724	2.7%	25,436	1,103	2.4%	1,647	CCC+/B2/NR
4	AMC Theatres	7	5	12	16,144	2.5%	22,310	646	1.4%	936	B+/B1/B
5	Best Buy	25	11	36	15,547	2.4%	21,793	1,024	2.3%	1,400	BBB-/Baa1/BBB-
6	Dick's Sporting Goods (3)	35	3	38	15,539	2.4%	24,289	1,067	2.4%	1,846	NR
7	Ross Stores (4)	42	31	73	13,889	2.1%	21,461	1,321	2.9%	2,139	A-/A3/NR
8	Kohl's	16	9	25	12,788	2.0%	18,082	1,548	3.4%	2,211	BBB-/Baa2/BBB
9	Michaels	36	22	58	12,439	1.9%	17,411	926	2.1%	1,364	BB-/NR/NR
10	Gap (5)	38	20	58	11,507	1.8%	15,656	679	1.5%	942	BB+/Baa2/BB+
11	Walmart (6)	12	4	16	10,240	1.6%	13,580	1,604	3.6%	2,064	AA/Aa2/AA
12	Ulta	38	18	56	10,137	1.6%	13,955	427	0.9%	596	NR
13	Ascena (7)	65	22	87	8,320	1.3%	10,373	410	0.9%	517	B+/Ba3/NR
14	Office Depot (8)	23	13	36	8,118	1.3%	11,580	529	1.2%	763	B/B1/NR
15	Toys "R" Us (9)	15	5	20	7,914	1.2%	8,745	678	1.5%	819	D/NR/NR
16	Barnes & Noble	14	8	22	7,618	1.2%	10,476	381	0.8%	544	NR
17	Kroger (10)	7	12	19	6,974	1.1%	11,374	593	1.3%	1,118	BBB/Baa1/BBB
18	Nordstrom Rack	10	2	12	6,686	1.0%	7,881	367	0.8%	431	BBB+/Baa1/BBB+
19	Lowe's	7	1	8	6,568	1.0%	7,339	935	2.1%	1,047	A-/A3/NR
20	Petco	21	9	30	6,148	1.0%	7,968	310	0.7%	418	B-/B2/NR
21	LA Fitness	9	2	11	6,045	0.9%	7,102	438	1.0%	509	NR
22	Jo-Ann	17	10	27	5,960	0.9%	8,492	548	1.2%	827	B/B1/NR
23	Five Below	36	18	54	5,837	0.9%	7,934	339	0.8%	467	NR
24	Mattress Firm	39	16	55	5,725	0.9%	7,578	197	0.4%	268	NR
25	DSW	15	9	24	5,578	0.9%	8,150	340	0.8%	514	NR
26	Pier 1 Imports	21	13	34	5,428	0.8%	7,631	241	0.5%	349	B/NR/NR
27	Home Depot	6	3	9	5,293	0.8%	6,768	685	1.5%	1,042	A/A2/A
28	Cinemark	4	3	7	5,186	0.8%	7,061	345	0.8%	463	BB/NR/NR
29	Regal Cinemas	5	1	6	5,177	0.8%	7,277	261	0.6%	330	BB-/B1/B+
30	Dollar Tree Stores	37	27	64	5,022	0.8%	7,659	426	0.9%	645	BB+/Ba1/NR
31	Party City	21	16	37	4,918	0.8%	7,675	279	0.6%	463	NR
32	Whole Foods	3	2	5	4,895	0.8%	5,636	208	0.5%	259	A+/Baa1/NR
33	Burlington	8	3	11	4,827	0.7%	6,470	508	1.1%	735	BB/NR/NR
34	AT&T	48	19	67	4,811	0.7%	5,978	126	0.3%	169	BBB+/Baa1/A-
35	Staples	13	15	28	4,747	0.7%	8,413	312	0.7%	568	B+/B1/NR
36	Hobby Lobby	9	7	16	4,307	0.7%	7,131	546	1.2%	873	NR
37	Famous Footwear	24	9	33	4,286	0.7%	5,276	208	0.5%	258	BB/Ba2/NR
38	Publix	2	32	34	3,531	0.5%	14,947	402	0.9%	1,640	NR
39	Panera	21	12	33	3,281	0.5%	4,659	108	0.2%	159	NR
40	Carter's Childrenswear	28	9	37	3,247	0.5%	3,905	125	0.3%	153	BB+/NR/NR
41	Tailored Brands (11)	20	8	28	3,084	0.5%	4,170	137	0.3%	190	B/NR/NR
42	Rainbow Apparel	26	6	32	2,907	0.4%	3,475	139	0.3%	180	NR
43	Total Wine & More	6	4	10	2,889	0.4%	4,000	159	0.4%	219	NR
44	Footlocker	20	0	20	2,801	0.4%	2,801	78	0.2%	78	BB+/Ba1/NR
45	Chili's Restaurant	18	4	22	2,796	0.4%	3,323	114	0.3%	135	BB+/Ba1/BB+
46	Stein Mart	7	6	13	2,718	0.4%	4,013	302	0.7%	446	NR
47	Sprint	27	15	42	2,693	0.4%	3,516	66	0.1%	98	B/B2/B+
48	L Brands (12)	23	13	36	2,673	0.4%	3,611	98	0.2%	131	BB+/Ba1/BB+
49	T-Mobile	26	24	50	2,629	0.4%	3,711	58	0.1%	94	BB+/NR/NR
50	Giant Eagle	2	3	5	2,587	0.4%	5,289	219	0.5%	449	NR
	Top 50 Total	1,126	592	1,718	$370,251	57.3%	$520,961	26,598	59.0%	39,148
	Total Portfolio				$646,464	100.0%	$932,675	45,118	100.0%	67,410

(1) T.J. Maxx (35) /Marshalls (43) /HomeGoods (20) /Sierra Trading (3) /HomeSense (2)						(8) Office Depot (15) / OfficeMax (21)
(2) Bed Bath (50) / World Market (21) / buybuy Baby (9) / CTS (2)						(9) Toys "R" Us (5) / Babies "R" Us (12) / Toys-Babies Combo (3)
(3) Dick's Sporting Goods (35) / Golf Galaxy (3)						(10) Kroger (10) / Harris Teeter (5) / King Soopers (1) / Pick 'n Save (2) / Mariano's (1)
(4) Ross Dress for Less (70) / dd's Discounts (3)						(11) Men's Wearhouse (19) / Jos. A. Bank (7) / K&G Fashion Superstore (2)
(5) Gap (4) / Old Navy (52) / Banana Republic (2)						(12) Bath & Body Works (31) / Victoria's Secret (5)
(6) Walmart (12) / Sam's Club (2) / Neighborhood Market (2)
(7) Ann Taylor (4) / Catherine's (5) / Dress Barn (23) / Justice (20) / Lane Bryant (24) / Maurice's (10) / Roz & Ali (1)

DDR Corp.

Lease Expirations

At DDR share except for count; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	2	3	$56	$18.67	0.0%	136	194	$5,086	$26.22	2.3%	138	197	$5,142	$26.10	0.9%
2018	82	1,667	21,551	$12.93	5.7%	653	1,131	30,484	$26.95	13.7%	735	2,798	52,035	$18.60	8.7%
2019	175	3,744	44,969	$12.01	11.9%	708	1,183	31,548	$26.67	14.1%	883	4,927	76,517	$15.53	12.7%
2020	163	3,321	43,228	$13.02	11.5%	689	1,085	29,974	$27.63	13.4%	852	4,406	73,202	$16.61	12.2%
2021	209	4,020	52,932	$13.17	14.0%	663	1,142	29,307	$25.66	13.1%	872	5,162	82,239	$15.93	13.7%
2022	230	5,106	63,539	$12.44	16.9%	618	1,089	30,437	$27.95	13.6%	848	6,195	93,976	$15.17	15.7%
2023	195	3,961	50,204	$12.67	13.3%	295	772	19,680	$25.49	8.8%	490	4,733	69,884	$14.77	11.6%
2024	94	1,991	24,865	$12.49	6.6%	198	543	14,803	$27.26	6.6%	292	2,534	39,668	$15.65	6.6%
2025	63	1,152	17,860	$15.50	4.7%	147	366	10,011	$27.35	4.5%	210	1,518	27,871	$18.36	4.6%
2026	55	863	12,978	$15.04	3.4%	142	405	11,910	$29.41	5.3%	197	1,268	24,888	$19.63	4.1%
2027	54	965	15,136	$15.68	4.0%	117	255	7,499	$29.41	3.4%	171	1,220	22,635	$18.55	3.8%
Thereafter	55	1,812	29,755	$16.42	7.9%	36	106	2,402	$22.66	1.1%	91	1,918	32,157	$16.77	5.4%
Total	1,377	28,605	$377,073	$13.18	100.0%	4,402	8,271	$223,141	$26.98	100.0%	5,779	36,876	$600,214	$16.28	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	1	1	$16	$16.00	0.0%	121	175	$4,715	$26.94	2.1%	122	176	$4,731	$26.88	0.8%
2018	23	276	3,682	$13.34	1.0%	426	702	19,677	$28.03	8.8%	449	978	23,359	$23.88	3.9%
2019	20	287	4,198	$14.63	1.1%	426	696	19,545	$28.08	8.8%	446	983	23,743	$24.15	4.0%
2020	26	318	5,278	$16.60	1.4%	400	572	17,384	$30.39	7.8%	426	890	22,662	$25.46	3.8%
2021	28	323	5,602	$17.34	1.5%	397	550	15,247	$27.72	6.8%	425	873	20,849	$23.88	3.5%
2022	38	467	7,554	$16.18	2.0%	353	527	15,968	$30.30	7.2%	391	994	23,522	$23.66	3.9%
2023	19	231	4,238	$18.35	1.1%	284	481	13,326	$27.70	6.0%	303	712	17,564	$24.67	2.9%
2024	24	409	5,768	$14.10	1.5%	247	408	12,257	$30.04	5.5%	271	817	18,025	$22.06	3.0%
2025	28	419	5,453	$13.01	1.4%	237	416	11,240	$27.02	5.0%	265	835	16,693	$19.99	2.8%
2026	34	444	7,242	$16.31	1.9%	225	404	11,320	$28.02	5.1%	259	848	18,562	$21.89	3.1%
2027	34	634	9,468	$14.93	2.5%	227	351	10,883	$31.01	4.9%	261	985	20,351	$20.66	3.4%
Thereafter	1,102	24,796	318,574	$12.85	84.5%	1,059	2,989	71,579	$23.95	32.1%	2,161	27,785	390,153	$14.04	65.0%
Total	1,377	28,605	$377,073	$13.18	100.0%	4,402	8,271	$223,141	$26.98	100.0%	5,779	36,876	$600,214	$16.28	100.0%

DDR Corp.

Developments/Redevelopments

$ in thousands
	DDR Own %	Project Yield	Est. Total Net Cost	Cost Incurred To Date	Est. Remain Costs	Placed In Service	CIP (1)	Initial Occupancy	Est. Stabilized Quarter	Key Tenants

Consolidated Summary

Redevelopments – Major (2)		8%	$109,779	$69,173	$40,606	$54,761	$14,412
Redevelopments – Minor (3)		11%	90,647	38,656	51,991	18,455	20,201
Other (4)		N/A	N/A	26,296	0	0	26,296
Undeveloped land (5)		N/A	N/A	21,571	0	0	21,571
			$200,426	$155,696	$92,597	$73,216	$82,480

Redevelopments – Major

Kenwood Square (Cincinnati, OH)	100%		$30,928	$24,481	$6,447	$23,326	$1,155	4Q16	2Q18	Dick's Sporting Goods, T.J. Maxx, Five Below, Marshalls, Michaels

Plaza del Sol (expansion) (San Juan, PR)	100%		11,818	9,197	2,621	9,197	0	1Q18	1Q18	Dave & Busters

Lee Vista Promenade (Orlando, FL)	100%		39,241	30,396	8,845	22,238	8,158	1Q18	1Q19	Academy Sports, Bealls

West Bay Plaza (Cleveland, OH)	100%		27,792	5,099	22,693	0	5,099	4Q18	3Q19	Fresh Thyme, Kirklands, Pet Supplies Plus, Ulta, HomeSense

			$109,779	$69,173	$40,606	$54,761	$14,412

(1) Balance is in addition to DDR's pro rata share of joint venture CIP of $6 million.
(2) Projects excluded from same store NOI.
(3) Projects included in same store NOI.
(4) Includes predevelopment and retenanting expenditures.
(5) Balance is in addition to owned land adjacent to existing centers with an estimated value of $21 million and cost basis of the headquarters (non-income producing) of $41 million.

DDR Corp.

Transactions - Acquisitions

$ and GLA in thousands
			DDR	Total Owned	At 100%		At DDR Share
	Property Name	City, State	Own %	GLA	Price	Debt	Price	Debt

01/10/17	3030 North Broadway	Chicago, IL	100.0%	132	$81,000	$0	$81,000	$0
02/28/17	Arrowhead Crossing outparcel	Phoenix, AZ	100.0%	9	6,250	0	6,250	0
09/07/17	Village Crossing	Chicago, IL	15.0%	273	52,000	0	7,800	0
		Total 2017		414	$139,250	$0	$95,050	$0

DDR Corp.

Transactions - Dispositions

$ and GLA in thousands
			DDR	Total Owned	At 100%		At DDR Share
	Property Name	City, State	Own %	GLA	Price	Debt	Price	Debt

01/24/17	The Junction	Jackson, MS	100.0%	108	$7,000	$0	$7,000	$0
01/25/17	Morris Corners	Springfield, MO	100.0%	56	1,500	0	1,500	0
02/03/17	Valley Park Centre	Russellville, AR	100.0%	296	22,390	0	22,390	0
02/16/17	Chesterfield Crossing	Richmond, VA	100.0%	89	14,350	0	14,350	0
02/17/17	Shops at Turner Hill/Turner Hill Marketplace	Lithonia, GA	100.0%	157	8,750	0	8,750	0
02/22/17	Indian Springs Market Center	Cincinnati, OH	100.0%	146	7,300	0	7,300	0
03/24/17	Southland Crossings	Youngstown, OH	100.0%	537	41,700	23,403	41,700	23,403
03/24/17	Shelby Corners (BRE DDR Retail Holdings III)	Utica, MI	5.0%	76	5,500	4,187	275	209
03/28/17	Barrington Town Center	Cleveland, OH	100.0%	113	13,100	0	13,100	0
	Non-operating sales				2,105		2,105
		1Q Total		1,578	$123,695	$27,590	$118,470	$23,612

04/07/17	Warner Robins Place	Warner Robins, GA	100.0%	119	$17,910	$0	$17,910	$0
04/14/17	Loan repayment (Northridge Plaza)	Olathe, KS	100.0%		30,901		30,901
05/08/17	Telegraph Plaza (BRE DDR Retail Holdings III)	Monroe, MI	5.0%	141	12,350	0	618	0
05/26/17	The Marketplace at Delta Township	Lansing, MI	100.0%	174	19,000	0	19,000	0
05/31/17	Jefferson Plaza	Newport News, VA	100.0%	47	7,887	0	7,887	0
06/12/17	New Tampa Commons	Tampa, FL	100.0%	10	4,100	0	4,100	0
06/13/17	Northland Square	Cedar Rapids, IA	100.0%	187	22,025	0	22,025	0
06/27/17	Mooresville Consumer Square	Mooresville, NC	100.0%	472	48,230	0	48,230	0
06/29/17	Jefferson County Plaza	Arnold, MO	100.0%	42	1,000	0	1,000	0
06/29/17	Walmart	Alliance, OH	100.0%	200	16,710	0	16,710	0
06/30/17	Plaza del Oeste & Rexville Plaza	Puerto Rico	100.0%	365	57,250	0	57,250	0
	Non-operating sales				100		100
		2Q Total		1,757	$237,463	$0	$225,731	$0

07/13/17	Cordova Commons (BRE DDR Retail Holdings III)	Pensacola, FL	5.0%	164	$35,200	$28,968	$1,760	$1,448
07/13/17	Bellview Plaza (BRE DDR Retail Holdings III)	Pensacola, FL	5.0%	83	11,555	4,145	578	207
07/13/17	Shops at Cedar Point (1)	Allentown, PA	0.3%	131	19,150	12,000	57	36
07/13/17	Wedgewood Commons (1)	Stuart, FL	0.3%	165	23,200	12,992	70	39
07/14/17	Del Monte Plaza (BRE DDR Retail Holdings III)	Reno, NV	5.0%	83	24,100	9,602	1,205	480
07/25/17	Wendover Village	Greensboro, NC	100.0%	36	14,400	0	14,400	0
07/31/17	Pembroke Lakes & Pines Plaza (1)	Pembroke Pines, FL	0.3%	118	22,600	11,033	68	33
07/31/17	North Heights Plaza	Huber Heights, OH	100.0%	182	18,500	0	18,500	0
08/07/17	Crossroads Marketplace (BRE DDR Retail Holdings III)	Warner Robins, GA	5.0%	79	9,500	9,309	475	465
08/23/17	CVS (BRE DDR Retail Holdings III)	Lawrenceville, GA	5.0%	13	6,650	2,940	333	147
08/30/17	Macedonia Commons	Macedonia, OH	100.0%	312	45,000	17,971	45,000	17,971
09/18/17	McFarland Plaza (DDRTC Core Retail Fund)	Tuscaloosa, AL	15.0%	199	17,700	8,770	2,655	1,316
09/21/17	Kyle Marketplace (BRE DDR Retail Holdings III)	Kyle, TX	5.0%	226	59,475	24,750	2,974	1,238
09/27/17	West Valley Marketplace	Allentown, PA	100.0%	259	34,500	6,374	34,500	6,374
09/28/17	Capital Crossing	Raleigh, NC	100.0%	83	6,700	0	6,700	0
09/29/17	Bermuda Square	Chester, VA	100.0%	82	33,372	0	33,372	0
	Preferred equity repayment				6,286		6,286
	Non-operating sales				4,200		4,200
		3Q Total		2,215	$392,088	$148,854	$173,133	$29,754

(1) Asset included in the collateral for BRE DDR Retail Holdings IV preferred interest. The Company does not have a material interest, but provides property asset management services.

DDR Corp.

Transactions - Dispositions

$ and GLA in thousands
			DDR	Total Owned	At 100%		At DDR Share
	Property Name	City, State	Own %	GLA	Price	Debt	Price	Debt

10/11/17	Whittwood Town Center (BRE DDR Retail Holdings III)	Whittier, CA	5.0%	783	$123,000	$43,000	$6,150	$2,150
10/13/17	Belden Park Crossings	Canton, OH	100.0%	481	67,000	0	67,000	0
11/10/17	Fairview Station	Greenville, SC	100.0%	153	11,100	0	11,100	0
11/17/17	Nampa Gateway Center	Nampa, ID	100.0%	471	13,400	0	13,400	0
11/29/17	Walmart	Greenville, SC	100.0%	200	19,325	0	19,325	0
12/18/17	Tamarac Shopping Center	Denver, CO	100.0%	69	20,000	0	20,000	0
12/20/17	Kingsbury Center (BRE DDR Retail Holdings III)	Chicago, IL	5.0%	53	27,700	14,500	1,385	725
12/20/17	Fairlane Green (BRE DDR Retail Holdings III)	Allen Park, MI	5.0%	270	62,000	45,471	3,100	2,274
12/20/17	Greenway Commons (BRE DDR Retail Holdings III)	Houston, TX	5.0%	253	84,000	33,000	4,200	1,650
12/21/17	Walmart	Winston Salem, NC	100.0%	205	20,834	0	20,834	0
12/21/17	MacArthur Marketplace	Irving, TX	100.0%	252	24,500	0	24,500	0
12/21/17	Costco Plaza (DDRTC Core Retail Fund)	White Marsh, MD	15.0%	210	13,500	10,463	2,025	1,569
12/28/17	Oxford Exchange (BRE DDR Retail Holdings III)	Oxford, AL	5.0%	334	53,393	34,714	2,670	1,736
	Preferred equity repayment				48,608		48,608
	Non-operating sales				1,700		1,700
		4Q Total		3,734	$590,060	$181,148	$245,997	$10,104

		Total 2017		9,284	$1,343,306	$357,592	$763,331	$63,470

01/09/18	Indian Lakes Crossing (BRE DDR Retail Holdings III)	Virginia Beach, VA	5.0%	71	$14,700	$7,178	$735	$359
01/18/18	Fortuna Center Plaza	Dumfries, VA	100.0%	105	20,225	0	20,225	0
02/07/18	Meridian Crossroads	Meridian, ID	100.0%	527	78,700	0	78,700	0
	Preferred equity repayment				35,703		35,703
		1Q 2018 Quarter to Date		703	$149,328	$7,178	$135,363	$359

DDR Corp.

Debt Summary

$ in thousands
	Consolidated			Unconsolidated			Total Pro Rata
Debt Composition	Total 100%	Total DDR Share	GAAP Interest Rate DDR Share	Total 100%	Total DDR Share	GAAP Interest Rate DDR Share	Total DDR Share	GAAP Interest Rate DDR Share
Unsecured Credit Facilities	$0	$0	2.76%				$0	2.76%
Unsecured Term Loan	400,000	400,000	2.91%				400,000	2.91%
Unsecured Public Debt	2,827,052	2,827,052	4.28%				2,827,052	4.28%
Fixed Rate Mortgage Loans	640,553	630,790	4.60%	$950,547	$155,284	4.37%	786,074	4.56%
Variable Rate Mortgage Loans	0	0	0.00%	1,561,055	202,666	3.43%	202,666	3.43%
Subtotal	$3,867,605	$3,857,842	4.19%	$2,511,602	$357,950	3.83%	$4,215,792	4.16%
Fair Market Value Adjustment	2,875	2,875		8,595	430		3,305
Unamortized Loan Costs, Net	(21,168)	(21,077)		(19,034)	(3,531)		(24,608)
Total	$3,849,312	$3,839,640	4.19%	$2,501,163	$354,849	3.83%	$4,194,489	4.16%

Consolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total Pro Rata	Pro Rata GAAP Interest Rate
2018	$16,681	$0	$82,196	$98,877	$98,877	7.54%
2019 (2)	13,163	169,348	0	182,511	182,511	5.41%
2020 (3)	4,847	279,894	200,000	484,741	484,741	3.67%
2021 (4)	2,757	126,302	300,000	429,059	429,059	3.94%
2022	0	27,561	450,000	477,561	477,561	4.64%
2023	0	0	500,000	500,000	490,237	3.28%
2024	0	0	350,000	350,000	350,000	4.06%
2025	0	0	500,000	500,000	500,000	3.79%
2026	0	0	400,000	400,000	400,000	4.43%
2027 and beyond	0	0	450,000	450,000	450,000	4.81%
Unsecured debt discount			(5,144)	(5,144)	(5,144)
Total	$37,448	$603,105	$3,227,052	$3,867,605	$3,857,842	4.19%

Unconsolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total Pro Rata	Pro Rata GAAP Interest Rate
2018	$5,524	$134,571	$0	$140,095	$16,729	4.51%
2019	4,723	478,095	0	482,818	25,037	3.26%
2020	5,092	339,523	0	344,615	52,356	3.12%
2021	4,596	255,172	0	259,768	58,251	4.70%
2022	3,390	972,402	0	975,792	155,324	3.75%
2023	2,930	78,677	0	81,607	4,636	4.24%
2024	1,352	83,688	0	85,040	11,854	4.31%
2025	903	0	0	903	452	0.00%
2026	935	0	0	935	467	0.00%
2027 and beyond	1,214	138,815	0	140,029	32,844	3.67%
Total	$30,659	$2,480,943	$0	$2,511,602	$357,950	3.83%

% of Total (5)	Consolidated	Wtd Avg GAAP Rate	Unconsolidated	Wtd Avg GAAP Rate	Total	Wtd Avg GAAP Rate
Fixed	89.6%	4.3%	43.4%	4.4%	85.7%	4.3%
Variable	10.4%	2.9%	56.6%	3.4%	14.3%	3.1%

Recourse to DDR	83.6%	4.1%	0.0%	0.0%	76.5%	4.1%
Non-recourse to DDR	16.4%	4.6%	100.0%	3.8%	23.5%	4.3%

(1) Assumes borrower extension options are exercised.
(2) Includes $79 million of secured debt repaid in February 2018.
(3) Includes $251 million of secured debt repaid in February 2018.
(4) Includes $124 million of secured debt repaid in February 2018.
(5) Calculations based on DDR share.

DDR Corp.

Consolidated Debt Detail

$ in thousands
	Balance 100%	Balance DDR Share	Maturity Date (1)	GAAP Interest Rate (2)
Bank Debt (3)
Unsecured Term Loan ($200m)	$200,000	$200,000	01/20	L + 135
Unsecured Revolver ($950m)	0	0	09/22	L + 120
Unsecured Revolver ($50m)	0	0	09/22	L + 120
Unsecured Term Loan ($200m)	200,000	200,000	01/23	L + 135
	$400,000	$400,000
Public Debt
Unsecured Notes	$82,196	$82,196	07/18	7.54%
Unsecured Notes	299,131	299,131	01/21	3.71%
Unsecured Notes	453,942	453,942	07/22	4.63%
Unsecured Notes	299,020	299,020	05/23	3.52%
Unsecured Notes	349,016	349,016	08/24	4.06%
Unsecured Notes	497,379	497,379	02/25	3.79%
Unsecured Notes	397,142	397,142	02/26	4.43%
Unsecured Notes	449,226	449,226	06/27	4.81%
	$2,827,052	$2,827,052
Mortgage Debt
Lowe's, TN (4)	$1,508	$1,508	01/19	1.34%
Nassau Park Pavilion, NJ	53,747	53,747	02/19	3.56%
Bandera Pointe, TX	23,385	23,385	02/19	3.59%
Presidential Commons, GA	19,990	19,990	02/19	3.57%
Plaza Cayey, PR (4) (5)	19,933	19,933	06/19	7.82%
Plaza Fajardo, PR (4) (5)	23,969	23,969	06/19	7.74%
Plaza Isabela, PR (4) (5)	21,054	21,054	06/19	7.75%
Plaza Walmart, PR (4) (5)	11,205	11,205	06/19	7.81%
Mariner Square, FL (4)	1,089	1,089	09/19	10.08%

Plaza Rio Hondo, PR (4) (6)	118,933	118,933	01/20	4.03%
Easton Marketplace, OH (4) (6)	47,498	47,498	01/20	4.05%
The Fountains, FL (4) (6)	43,334	43,334	01/20	4.16%
Perimeter Pointe, GA (4) (6)	40,969	40,969	01/20	4.03%
Polaris Towne Center, OH	41,641	41,641	04/20	5.00%

Chapel Hills West, CO	11,005	11,005	06/21	3.70%
Plaza Escorial, PR (4)	68,262	68,262	07/21	3.72%
Wrangleboro Consumer Square, NJ (4)	56,009	56,009	10/21	5.37%
Chapel Hills East, CO	7,438	7,438	12/21	4.74%

Paradise Village Gateway, AZ	29,584	19,821	01/22	4.89%
	$640,553	$630,790

Consolidated Debt Subtotal	$3,867,605	$3,857,842
FMV Adjustment – Assumed Debt	2,875	2,875
Unamortized Loan Costs, Net	(21,168)	(21,077)
Total Consolidated Debt	$3,849,312	$3,839,640

DDR Corp.

Consolidated Debt Detail

$ in thousands
	Balance 100%	Balance DDR Share	Maturity Date (1)	GAAP Interest (2) Rate

Rate Type
Fixed	$3,467,605	$3,457,842	5.6 years	4.34%
Variable	400,000	400,000	3.6 years	2.91%
	$3,867,605	$3,857,842	5.4 years	4.19%
Perpetual Preferred Stock
Class J	$200,000	$200,000	August 2017 (7)	6.50%
Class K	150,000	150,000	April 2018 (7)	6.25%
Class A	175,000	175,000	June 2022 (7)	6.38%

(1) Assumes borrower extension options are exercised.		(5) Mortgages are cross-collateralized.
(2) L = LIBOR		(6) Mortgages are cross-collateralized.
(3) Excludes loan fees and unamortized loan costs.		(7) Earliest redemption date.
(4) Repaid in February 2018.

DDR Corp.

Unconsolidated Debt Detail

$ in thousands
	Balance 100%	Balance DDR Share	Maturity Date (1)	GAAP Interest Rate
BRE DDR Retail Holdings III (DDR 5%)
Camp Creek, GA	$42,000	$2,100	12/18	3.65%
Powell Center, OH	7,069	353	05/19	3.28%
November 2019 Loan Pool (24 assets)	472,365	23,618	11/19	3.26%
January 2022 Loan Pool (2 assets)	18,684	934	01/22	3.76%
March 2022 Loan Pool (3 assets)	23,400	1,170	03/22	4.14%
Eastland Center, CA	90,000	4,500	07/22	3.97%
July 2022 Loan Pool (3 assets)	12,890	645	07/22	3.74%
White Oak Village, VA	34,250	1,713	09/22	1.93%
Midtowne Park, SC	15,736	787	01/23	4.34%
Valley Bend, AL	43,500	2,175	06/23	4.22%
	$759,894	$37,995
BRE DDR Retail Holdings IV (DDR 5%)
Ashbridge Square, PA (2)	$33,759	$1,688	03/18	4.22%
The Hub, NY	29,262	1,463	01/22	4.10%
Fountains of Miramar, FL	24,093	1,205	01/22	4.01%
Southmont Plaza, PA	33,163	1,658	01/22	4.12%
Millenia Crossing, FL	22,092	1,105	01/23	4.20%
Concourse Village, FL	13,825	691	02/24	4.32%
	$156,194	$7,810
DDRM Properties (DDR 20%)
July 2022 Loan Pool (13 assets)	$218,730	$43,746	07/22	4.20%
July 2022 Loan Pool (21 assets)	274,760	54,952	07/22	3.53%
July 2022 Loan Pool (18 assets)	213,170	42,634	07/22	3.56%
	$706,660	$141,332
DDRTC Core Retail Fund (DDR 15%)
July 2020 Loan Pool (9 assets) (3)	$185,587	$27,838	07/20	3.03%
July 2020 Loan Pool (5 assets) (3)	153,936	23,090	07/20	3.22%
November 2021 Loan Pool (7 assets)	174,719	26,208	11/21	3.64%
Birkdale Village, NC	81,587	12,238	04/24	4.31%
Overlook at King of Prussia, PA	40,800	6,120	09/27	3.88%
Marketplace at Millcreek, GA	39,600	5,940	09/27	3.88%
Winslow Bay Commons, NC	25,800	3,870	09/27	3.89%
	$702,029	$105,304
DDR-SAU Retail Fund (DDR 20%)
September 2017 Loan Pool (7 assets)	$28,123	$5,625	03/18	4.75%
April 2018 Loan Pool (5 assets)	31,040	6,208	04/18	4.66%
	$59,163	$11,833
Other Joint Ventures
Sun Center Limited, OH	$20,902	$16,607	05/21	6.14%
RVIP IIIB, Deer Park, IL	67,260	17,319	09/21	4.91%
Lennox Town Center Limited, OH	39,500	19,750	04/28	3.49%
	$127,662	$53,676

Unconsolidated Debt Subtotal	$2,511,602	$357,950
FMV Adjustment – Assumed Debt	8,595	430
Unamortized Loan Costs, Net	(19,034)	(3,531)
Total Unconsolidated Debt	$2,501,163	$354,849

DDR Corp.

Unconsolidated Debt Detail

$ in thousands
	Balance 100%	Balance DDR Share	Maturity Date (1)	GAAP Interest Rate
Rate Type
Fixed	$950,547	$155,284	5.3 years	4.37%
Variable	1,561,055	202,666	3.6 years	3.43%
	$2,511,602	$357,950	4.3 years	3.83%

Interest Rate Swaps	Notional Amount	Rate Hedged	Fixed Rate	Termination Date
Mortgage Loan Camp Creek	$42,000	1 mo. LIBOR	1.87%	12/18

(1) Assumes borrower extension options are exercised.
(2) Refinanced in February 2018.
(3) Loans have interest rate floors of 1 month LIBOR at 0.25%.

DDR Corp.

Debt/Adjusted EBITDA

$ in thousands
	4Q17	4Q16
Consolidated
Net (loss) income to DDR	($218,038)	$33,741
Interest expense	41,616	51,740
Income tax expense	2,455	680
Depreciation and amortization	79,834	99,468
Adjustments for non-controlling interests	(169)	(173)
EBITDA – current quarter	(94,302)	185,456
Separation charges	1,320	0
Impairments	280,127	6,029
Equity in net income of JVs	(6,408)	(1,618)
Reserve of preferred equity interests	377	0
Gain on disposition of real estate, net	(34,147)	(25,916)
Gain on change in control of interests	(368)	0
Other expense, net	2,699	146
Hurricane casualty and impairment loss	9,090	0
Business interruption income	(8,500)	0
Adjustments for non-controlling interests	(2,435)	0
JV OFFO (at DDR Share)	8,191	6,866
Adjusted EBITDA – current quarter (1)	155,644	170,963
Adjusted EBITDA – annualized	622,576	683,852

Consolidated debt	3,849,312	4,493,968
Partner share of consolidated debt	(9,763)	(9,900)
Loan costs, net	21,168	18,542
Face value adjustments	(2,875)	(6,593)
Cash and restricted cash	(94,103)	(38,790)
Net effective debt	$3,763,739	$4,457,227

Debt/Adjusted EBITDA – Consolidated (2)	6.0x	6.5x

Pro rata including JVs
Adjusted EBITDA – current quarter	159,434	176,370
Adjusted EBITDA – annualized	637,736	705,480

Consolidated net debt	3,763,739	4,457,227
JV debt (at DDR Share)	357,950	413,651
Cash and restricted cash	(19,234)	(7,486)
Net effective debt	$4,102,455	$4,863,392

Debt/Adjusted EBITDA – Pro Rata (2)	6.4x	6.9x

(1) See definition in the Non-GAAP Measures section.
(2) Excludes perpetual preferred stock.

DDR Corp.

Unconsolidated Joint Ventures

$ and GLA in thousands
	Partner	DDR Own %	Operating Properties		Owned GLA	4Q17 NOI at 100% (1)		Gross Book Value	Face Value Debt (2)	DDR Preferred Equity (At 100%)
BRE DDR Retail Holdings III	Blackstone Real Estate Partners	5%	37		7,179	$22,422		$1,066,162	$759,894	$220,656	(3)

BRE DDR Retail Holdings IV	Blackstone Real Estate Partners	5%	6		1,259	4,469		220,645	156,194	57,120	(4)

DDRM Properties	Madison International Realty	20%	52		7,014	18,882		1,218,020	706,660	0

DDRTC Core Retail Fund	TIAA-CREF	15%	23		8,069	24,662		1,512,415	702,029	0

DDR–SAU Retail Fund	State of Utah	20%	12		976	2,390		133,495	59,163	0

Other	Various	Various	6		1,666	6,115		300,955	127,662	0
Total			136	(5)	26,163	$78,940		$4,451,692	$2,511,602	$277,776
Property management fees						3,843	(1)
Assets sold in 4Q2017						3,700	(1)
Net operating income						$86,483	(6)

(1) Property management fees charged by DDR to the joint venture are included as an expense in NOI, although presented in the combined income statement on the next page in the line item Other Expense.  The NOI for BRE DDR III and DDRTC is adjusted to reflect the impact of assets sold in 4Q17.

(2) Fair market value of debt adjustment and net unamortized loan costs ($10.4 million or $3.1 million at DDR's Share) are excluded from above.

(3) Amount is net of $50.0 million valuation allowance and $48.6 million of face value repaid through December 31, 2017.  Face value of $270.6 million including accrued interest of $4.7 million.  The 8.5% dividend rate has two components, a cash dividend rate of 6.5% and an accrued payment in kind ("PIK") of 2.0%.  The Company no longer recognizes the accrued PIK as income due to the valuation allowance.  Repayment from net asset sale proceeds are allocated 52.0% to the preferred member unless certain financial covenants have been triggered, in which event 100% to the preferred member.

(4) Amount is net of $11.0 million valuation allowance and $17.5 million of face value repaid through December 31, 2017.  Face value of $68.2 million including accrued interest of $1.1 million.  The 8.5% dividend rate has two components, a cash dividend rate of 6.5% and an accrued PIK of 2.0%.  The Company no longer recognizes the accrued PIK as income due to the valuation allowance.  Repayment from net asset sale proceeds are first subject to a minimum sales threshold of $4.9 million, of which $1.1 million is allocated to the preferred member; subsequent net asset sale proceeds are expected to be available to repay the preferred member.  Included in the collateral for the preferred equity interest is 95% of the value of the six joint venture properties and 100% of the value of three properties in which the Company does not have a material interest, but to which DDR provides property asset management services.

(5) Excludes one consolidated joint venture asset in which the Company has an effective 67% interest.

(6) Amount agrees to the combined income statement of the joint ventures which includes a reconciliation of the Non-GAAP measure to the applicable GAAP measure.  See calculation definition in the Non-GAAP Measures section.

DDR Corp.

Unconsolidated Joint Ventures

Combined DDR JV Pro Rata Adjustments (1)

Income Statement Pro Rata Adjustments 4Q17		Balance Sheet Pro Rata Adjustments 4Q17
Revenues:		Assets:
Minimum rents	$13,557	Land	$163,100
Percentage rent	127	Buildings	442,297
Recoveries	4,232	Improvements	35,821
Other property revenue	232		641,218
	18,148	Depreciation	(169,367)
Expenses:			471,851
Operating and maintenance	2,555	Construction in progress and land	5,957
Real estate taxes	2,626	Real estate, net	477,808
	5,181	Investment in JVs	910
Net Operating Income	12,967	Cash and restricted cash	19,197
Other Income (expense):		Receivables, net	7,817
Fee income	(781)	Other assets, net	15,046
Interest income	(379)	Total Assets	$520,778
Impairment charges	(397)	Liabilities and Equity:
Interest expense	(3,723)	Mortgage debt	$354,849
Depreciation and amortization	(5,318)	Notes payable to DDR	285
Other income (expense), net	(182)	Other liabilities	15,677
Income before earnings from JVs	2,187	Total Liabilities	370,811
Equity in net income of JVs	(6,408)	JVs share of equity	18,168
Basis differences of JVs	567	Distributions in excess of net income	131,799
Gain on disposition of real estate	3,654	Total Equity	149,967
Net income	$0	Total Liabilities and Equity	$520,778

FFO Reconciliation 4Q17
Income before earnings from JVs	$2,187
Depreciation and amortization	5,318
Impairment of depreciable real estate	397
Basis differences of JVs	355
FFO at DDR's Ownership Interests	$8,257

(1) Information provided for DDR's share of JV investments and can be combined with DDR's consolidated financial statements for the same period.

DDR Corp.

Unconsolidated Joint Ventures at 100%

$ in thousands
Income Statement
	4Q17	4Q16	12M17	12M16
Revenues:
Minimum rents	$91,044	$96,587	$376,608	$386,978
Percentage rent	1,121	1,435	2,458	2,842
Recoveries	28,367	29,323	117,968	118,479
Other property revenues	1,406	1,544	5,472	5,066
	121,938	128,889	502,506	513,365
Expenses:
Operating and maintenance	17,041	16,819	70,805	71,799
Real estate taxes	18,414	17,989	75,050	73,185
	35,455	34,808	145,855	144,984

Net operating income	86,483	94,081	356,651	368,381

Other income (expense):
Interest expense	(23,920)	(32,735)	(107,330)	(132,943)
Depreciation and amortization	(42,361)	(49,187)	(180,337)	(195,198)
Impairment charges	(7,930)	0	(90,597)	(13,598)
Preferred share expense	(7,577)	(8,411)	(32,251)	(33,418)
Other expense, net	(3,782)	(5,554)	(25,986)	(23,513)
	913	(1,806)	(79,850)	(30,289)
Gain on disposition of real estate, net	71,042	3,006	101,806	57,261
Net income attributable to unconsolidated JVs	71,955	1,200	21,956	26,972
Depreciation and amortization	42,361	49,187	180,337	195,198
Impairment of depreciable real estate	7,930	0	90,597	13,598
Gain on disposition of real estate, net	(71,042)	(2,688)	(101,806)	(56,943)
FFO	$51,204	$47,699	$191,084	$178,825
FFO at DDR's ownership interests	$8,257	$6,868	$29,319	$26,025
Operating FFO at DDR's ownership interests	$8,205	$6,866	$30,045	$26,049

Balance Sheet
			At Period End
			4Q17	4Q16
Assets:
Land			$1,126,703	$1,287,675
Buildings			3,057,072	3,376,720
Improvements			213,989	203,824
			4,397,764	4,868,219
Depreciation			(962,038)	(884,356)
			3,435,726	3,983,863
Construction in progress and land			53,928	56,983
Real estate, net			3,489,654	4,040,846
Cash and restricted cash			155,894	50,378
Receivables, net			51,396	50,685
Other assets, net			174,832	248,664
Total Assets			$3,871,776	$4,390,573

Liabilities and Equity:
Mortgage debt			$2,501,163	$3,034,399
Notes and accrued interest payable to DDR			1,365	1,584
Other liabilities			156,076	206,949
Total Liabilities			2,658,604	3,242,932

Redeemable preferred equity			345,149	393,338
Accumulated equity			868,023	754,303
Total Equity			1,213,172	1,147,641
Total Liabilities and Equity			$3,871,776	$4,390,573

DDR Corp.

Notable Accounting and Supplemental Policies

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information.  The Company’s Quarterly Financial Supplement should be read in conjunction with the Company’s Form 10-K and Form 10-Q.

Revenues

•	Percentage and overage rents are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.
•	Tenant reimbursements are recognized in the period in which the expenses are incurred.
•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

General and Administrative Expenses

•	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.
•	The Company does not capitalize any executive officer compensation.
•

General and administrative expenses include executive property management compensation and related expenses.  Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•

Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets.  All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

Real Estate

•

Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property's estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.
•	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings20 to 40 years

Building Improvements5 to 20 years

Furniture/Fixtures/ Shorter of economic life or lease terms

Tenant Improvements

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.
•

The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs.  Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

•

Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life.  The Company does not capitalize interest on land held for development which is on hold and is not undergoing any development activities.

DDR Corp.

Notable Accounting and Supplemental Policies

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.
•	Effective in 2015, the operating activity and the gains or losses on the sales of operating shopping centers are generally no longer reflected as discontinued operations.

Leasing Spreads

•

Leasing spreads are calculated by comparing the prior tenant's annual base rent in the final year of the old lease to the new tenant's annual base rent in the first year of the new lease.  The reported calculation, "Comparable", only includes deals executed within one year of the date that the prior tenant vacated.  "Non-comp" deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size or deals for space which was vacant at acquisition.

Net Effective Rents

•

Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs.  Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord's property value and typically extend the life of the asset in excess of the lease term.

DDR Corp.

Non-GAAP Measures

Performance Measures

FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs.  FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods.  Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities.  This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of depreciable real estate property and related investments, which are presented net of taxes, (iii) impairment charges on depreciable real estate property and related investments and (iv) certain non-cash items.  These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis.  The Company’s calculation of FFO is consistent with the definition of FFO provided by the National Association of Real Estate Investment Trusts (“NAREIT”).

The Company believes that certain gains and charges recorded in its operating results are not comparable or reflective of its core operating performance.  As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO.  Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.  Such adjustments include gains on the sale of and/or change in control of interests, gains/losses on the sale of non-depreciable real estate, impairments of non-depreciable real estate, gains/losses on the early extinguishment of debt, transaction costs and other restructuring type costs.  The disclosure of these charges and gains is regularly requested by users of the Company’s financial statements.

The adjustment for these charges and gains may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO.  Additionally, the Company provides no assurances that these charges and gains are non-recurring.  These charges and gains could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs.  The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance, (iii) to influence acquisition, disposition and capital investment strategies and (iv) to compare the Company’s performance to that of other publicly traded shopping center REITs.  For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating performance.  They provide recognized measures of performance other than GAAP net income, which may include non-cash items (often significant).  Other real estate companies may calculate FFO and Operating FFO in a different manner.

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income.   FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.   Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.   Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs.  Neither FFO nor

DDR Corp.

Non-GAAP Measures

Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance.  The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements.  Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

Net Operating Income (“NOI”) and Same Store Net Operating Income (“SSNOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure.  NOI is calculated as property revenues less property-related expenses.  The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company also presents NOI information on a same store basis, or SSNOI.  The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income and expenses, lease termination income, management fee expense, fair market value of leases and expense recovery adjustments.  The Company presents SSNOI both with and without provisions for uncollectible amounts and/or recoveries thereof.  SSNOI also excludes activity associated with development and major redevelopment and single tenant assets and includes assets owned in comparable periods (15 months for quarter comparisons).  In addition, due to the impact of Hurricanes Irma and Maria on its properties in Puerto Rico in 2017, the Company also excludes its Puerto Rico NOI from SSNOI.  SSNOI excludes all non-property and corporate level revenue and expenses.  Other real estate companies may calculate NOI and SSNOI in a different manner.  The Company believes SSNOI provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.  SSNOI is frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

The Company believes that SSNOI is not, and is not intended to be, a presentation in accordance with GAAP.  SSNOI information has its limitations as it excludes any capital expenditures associated with the re-leasing of tenant space or as needed to operate the assets.  SSNOI does not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use SSNOI as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  SSNOI does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs.  SSNOI should not be considered as an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  A reconciliation of SSNOI to its most directly comparable GAAP measure of net income (loss) has been provided in the Press Release and this section.

DDR Corp.

Non-GAAP Measures

Other Measures

DDR Pro Rata Share Financial Information

The Company believes that the DDR pro rata share of its joint ventures presented in the quarterly supplement is not, and is not intended to be, a presentation in accordance with GAAP.  DDR share financial information is frequently used by the real estate industry including securities analysts, investors and other interested parties to evaluate the performance of DDR compared to other REITs.  Other real estate companies may calculate such information in a different manner.

DDR does not control the unconsolidated joint ventures and the presentations of DDR JV Pro Rata Adjustments of the unconsolidated joint ventures presented in the quarterly supplement do not represent the Company’s legal claim to such items.  The Company provides this information because the Company believes it assists investors and analysts in estimating the effective interest in DDR’s unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.  The presentation of this information has limitations as an analytical tool.  Because of the limitations, this information should not be considered in isolation or as a substitute for the Company’s financial statements as reported under GAAP.

Debt/Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

The Company uses the ratio Debt to Adjusted EBITDA (“Debt/Adjusted EBITDA”) as it believes it provides a meaningful metric as it relates to the Company’s ability to meet various leverage tests for the corresponding periods.

The Components of Debt/Adjusted EBITDA include net effective debt divided by adjusted EBITDA (annualized), as opposed to net income determined in accordance with GAAP.  Adjusted EBITDA is calculated as net income attributable to DDR before interest, income taxes, depreciation and amortization and further adjusted to eliminate the impact of certain items that the Company does not consider indicative of its ongoing performance.  Net effective debt is calculated as the Company’s consolidated debt outstanding excluding unamortized loan costs and fair market value adjustments, less cash and restricted cash as of the balance sheet date presented.  Such amounts are calculated at the Company’s proportionate share of ownership.

Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company’s financial performance, or an alternative to cash flow from operating activities as a measure of liquidity.  The Company’s calculation of Adjusted EBITDA may differ from the methodology utilized by other companies.  Investors are cautioned that items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company’s financial condition.  A reconciliation of Adjusted EBITDA and net effective debt used in the Debt/Adjusted EBITDA ratio to their most directly comparable GAAP measures of net income (loss) and debt has been provided in the Debt Summary section.

DDR Corp.

Reconciliation of Net Income Attributable to DDR to Same Store NOI (1)

$ in thousands
			At DDR Share (Non-GAAP)
	12M17	12M16	12M17	12M16
GAAP Reconciliation:
Net (loss) income attributable to DDR	($241,685)	$60,012	($241,685)	$60,012
Fee income	(33,641)	(36,298)	(33,641)	(36,298)
Interest income	(28,364)	(37,054)	(28,364)	(37,054)
Interest expense	188,647	217,589	188,647	217,589
Depreciation and amortization	346,204	389,519	346,204	389,519
General and administrative	89,854	76,101	89,854	76,101
Other expense, net	68,003	(3,322)	68,003	(3,322)
Impairment charges	340,480	110,906	340,480	110,906
Hurricane casualty and impairment loss	5,930	0	5,930	0
Equity in net income of joint ventures	(8,837)	(15,699)	(8,837)	(15,699)
Reserve of preferred equity interests	61,000	0	61,000	0
(Gain) loss on sale and change in control	(368)	1,087	(368)	1,087
Valuation allowance of prepaid tax asset	10,794	0	10,794	0
Tax expense	1,624	1,781	1,624	1,781
Gain on disposition of real estate	(161,164)	(73,386)	(161,164)	(73,386)
(Loss) income from non-controlling interests	(1,447)	1,187	(1,447)	1,187
Consolidated NOI	637,030	692,423	637,030	692,423
DDR's consolidated JV	0	0	(1,568)	(1,715)
Consolidated NOI, net of non-controlling interests	637,030	692,423	635,462	690,708

Net income from unconsolidated joint ventures	21,956	26,972	3,374	11,322
Interest expense	107,330	132,943	16,887	21,135
Depreciation and amortization	180,337	195,198	22,131	22,484
Impairment charges	90,597	13,598	8,481	2,720
Preferred share expense	32,251	33,418	1,613	1,671
Other expense, net	25,986	23,513	4,340	3,973
Gain on disposition of real estate, net	(101,806)	(57,261)	(5,178)	(10,913)
Unconsolidated NOI	356,651	368,381	51,648	52,392

Total Consolidated + Unconsolidated NOI	993,681	1,060,804	687,110	743,100
Less: Non-Same Store NOI adjustments including Puerto Rico NOI	(196,469)	(262,675)	(162,719)	(218,792)
Total SSNOI (including bad debt expense)	$797,212	$798,129	$524,391	$524,308

Add: bad debt expense	3,218	3,519	2,160	2,465
Total SSNOI (excluding bad debt expense)	$800,430	$801,648	$526,551	$526,773

SSNOI % Change (including bad debt expense)	(0.1%)		0.0%
SSNOI % Change (excluding bad debt expense)	(0.2%)		(0.0%)

(1) Excludes major redevelopment activity; see Investments section for additional detail. See calculation definition in the Non-GAAP Measures section.

DDR Corp.

Portfolio Summary at 100%

GLA in thousands
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
Shopping Center Summary
Operating Centers – 100%	273	286	298	309	319
Wholly Owned - DDR	136	143	148	158	167
JV Portfolio	137	143	150	151	152

Owned and Ground Lease GLA – 100%	67,410	71,118	72,686	74,400	75,815
Wholly Owned - DDR	40,951	42,755	43,748	45,322	46,678
JV Portfolio – 100%	26,459	28,363	28,938	29,078	29,444
Unowned GLA – 100%	24,758	26,104	27,352	28,586	29,933

Quarterly Operational Overview
DDR (100%)
Base Rent PSF	$15.77	$15.53	$15.46	$15.27	$15.00
Base Rent PSF < 10K	$25.67	$25.56	$25.39	$25.18	$24.95
Base Rent PSF > 10K	$12.83	$12.61	$12.54	$12.41	$12.17
Leased Rate	93.1%	93.3%	93.7%	94.4%	95.0%
Commenced Rate	91.4%	91.6%	91.7%	92.6%	93.6%
Leased Rate < 10K SF	87.2%	87.4%	87.6%	88.1%	88.9%
Leased Rate > 10K SF	95.0%	95.2%	95.7%	96.4%	96.9%

Joint Venture (100%)
Base Rent PSF	$14.50	$14.42	$14.34	$14.26	$14.17
Leased Rate	93.1%	93.2%	93.9%	94.7%	95.2%
Leased Rate < 10K SF	86.4%	86.6%	86.9%	87.8%	87.9%
Leased Rate > 10K SF	95.5%	95.4%	96.2%	96.9%	97.6%

DDR Corp.

Leasing Summary

Wholly Owned at 100%

Leasing Activity
	Comparable Pool							Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread		Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
4Q17	23	150,569	$23.80	$18.80	26.6%		9.5	43	250,068	$21.79	9.3
3Q17	20	69,117	$20.83	$19.66	6.0%		8.4	48	246,839	$18.27	8.9
2Q17	13	140,902	$14.98	$13.49	11.0%		9.4	41	384,089	$16.29	9.6
1Q17	22	345,571	$10.74	$10.58	1.5%	(1)	10.5	43	521,154	$12.36	10.3
	78	706,159	$15.36	$13.80	11.3%		9.7	175	1,402,150	$16.16	9.6

Renewals
4Q17	94	794,837	$17.90	$17.45	2.6%		4.8	94	794,837	$17.90	4.8
3Q17	133	1,443,926	$15.49	$14.60	6.1%		5.0	133	1,443,926	$15.49	5.0
2Q17	103	1,416,278	$13.78	$13.05	5.6%		5.2	103	1,416,278	$13.78	5.2
1Q17	115	1,075,518	$15.74	$14.83	6.1%		4.7	115	1,075,518	$15.74	4.7
	445	4,730,559	$15.44	$14.67	5.2%		4.9	445	4,730,559	$15.44	4.9

New + Renewals
4Q17	117	945,406	$18.84	$17.67	6.6%		5.7	137	1,044,905	$18.83	6.0
3Q17	153	1,513,043	$15.74	$14.83	6.1%		5.2	181	1,690,765	$15.90	5.6
2Q17	116	1,557,180	$13.89	$13.09	6.1%		5.6	144	1,800,367	$14.32	6.3
1Q17	137	1,421,089	$14.53	$13.79	5.4%		5.8	158	1,596,672	$14.64	6.3
	523	5,436,718	$15.43	$14.55	6.0%		5.5	620	6,132,709	$15.61	6.0

Net Effective Rents
	GLA	Avg Rent PSF	TA Capex PSF	LL Work Capex PSF	Commission Capex PSF	Total Capex PSF	Net Effective Rent PSF	Wtd Avg Term (Years)
New Leases
4Q17	233,103	$22.77	$1.84	$2.27	$0.48	$4.59	$18.18	9.2
3Q17	177,796	$19.45	$2.09	$1.68	$0.61	$4.38	$15.07	8.6
2Q17	235,253	$17.02	$3.29	$4.19	$0.35	$7.83	$9.19	8.6
1Q17	376,987	$12.47	$1.93	$1.32	$0.21	$3.46	$9.01	9.9
	1,023,139	$17.07	$2.25	$2.21	$0.36	$4.82	$12.25	9.1

Renewals
4Q17	794,837	$18.01	$0.02	$0.00	$0.00	$0.02	$17.99	4.8
3Q17	1,443,926	$15.60	$0.01	$0.00	$0.00	$0.01	$15.59	5.0
2Q17	1,416,278	$13.94	$0.07	$0.00	$0.00	$0.07	$13.87	5.2
1Q17	1,075,518	$15.87	$0.01	$0.00	$0.00	$0.01	$15.86	4.7
	4,730,559	$15.57	$0.03	$0.00	$0.00	$0.03	$15.54	4.9

New + Renewals
4Q17	1,027,940	$19.09	$0.66	$0.80	$0.17	$1.63	$17.46	5.9
3Q17	1,621,722	$16.02	$0.37	$0.29	$0.10	$0.76	$15.26	5.4
2Q17	1,651,531	$14.38	$0.76	$0.90	$0.08	$1.74	$12.64	5.7
1Q17	1,452,505	$14.99	$0.92	$0.62	$0.10	$1.64	$13.35	5.8
	5,753,698	$15.84	$0.68	$0.65	$0.11	$1.44	$14.40	5.7

(1) Excluding the retenanting of a dark but rent-paying anchor box at Plaza del Norte, new leasing spreads for 1Q17 and TTM would be 15.1% and 16.5%, respectively. Excluding Puerto Rico, continental U.S. new leasing spreads for 1Q17 and TTM would be 17.3% and 17.2%, respectively.

DDR Corp.

Leasing Summary

Unconsolidated Joint Ventures at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
4Q17	21	180,679	$13.20	$13.47	(2.0%)	8.4	49	314,496	$15.30	9.4
3Q17	15	34,850	$24.51	$21.61	13.4%	6.5	28	82,040	$22.22	7.4
2Q17	15	55,828	$17.93	$20.06	(10.6%)	7.6	32	198,554	$15.70	9.9
1Q17	17	127,830	$11.73	$9.31	26.0%	8.6	35	250,171	$12.74	8.9
	68	399,187	$14.38	$13.77	4.4%	8.0	144	845,261	$15.30	9.1

Renewals
4Q17	92	720,953	$13.26	$13.08	1.4%	4.6	92	720,953	$13.26	4.6
3Q17	106	725,176	$16.85	$15.85	6.3%	5.4	106	725,176	$16.85	5.4
2Q17	82	684,452	$14.38	$13.64	5.4%	4.8	82	684,452	$14.38	4.8
1Q17	92	582,645	$18.07	$17.21	5.0%	4.7	92	582,645	$18.07	4.7
	372	2,713,226	$15.54	$14.85	4.6%	4.9	372	2,713,226	$15.54	4.9

New + Renewals
4Q17	113	901,632	$13.25	$13.16	0.7%	5.3	141	1,035,449	$13.88	6.2
3Q17	121	760,026	$17.20	$16.11	6.8%	5.5	134	807,216	$17.40	5.7
2Q17	97	740,280	$14.65	$14.12	3.8%	5.1	114	883,006	$14.68	6.1
1Q17	109	710,475	$16.93	$15.79	7.2%	5.2	127	832,816	$16.47	5.7
	440	3,112,413	$15.39	$14.71	4.6%	5.3	516	3,558,487	$15.48	5.9

Net Effective Rents
	GLA	Avg Rent PSF	TA Capex PSF	LL Work Capex PSF	Commission Capex PSF	Total Capex PSF	Net Effective Rent PSF	Wtd Avg Term (Years)
New Leases
4Q17	312,496	$15.97	$1.82	$1.46	$0.23	$3.51	$12.46	9.4
3Q17	82,040	$23.81	$3.49	$1.03	$0.57	$5.09	$18.72	7.4
2Q17	198,554	$16.88	$4.08	$0.84	$0.37	$5.29	$11.59	9.9
1Q17	229,171	$13.04	$1.31	$1.96	$0.30	$3.57	$9.47	8.7
	822,261	$16.16	$2.35	$1.41	$0.31	$4.07	$12.09	9.1

Renewals
4Q17	720,953	$13.45	$0.05	$0.01	$0.00	$0.06	$13.39	4.6
3Q17	725,176	$17.11	$0.16	$0.01	$0.07	$0.24	$16.87	5.4
2Q17	684,452	$14.53	$0.03	$0.02	$0.00	$0.05	$14.48	4.8
1Q17	582,645	$18.29	$0.03	$0.00	$0.00	$0.03	$18.26	4.7
	2,713,226	$15.74	$0.07	$0.01	$0.02	$0.10	$15.64	4.9

New + Renewals
4Q17	1,033,449	$14.21	$0.85	$0.66	$0.11	$1.62	$12.59	6.1
3Q17	807,216	$17.80	$0.60	$0.14	$0.14	$0.88	$16.92	5.7
2Q17	883,006	$15.06	$1.48	$0.31	$0.13	$1.92	$13.14	6.1
1Q17	811,816	$16.81	$0.64	$0.94	$0.14	$1.72	$15.09	5.6
	3,535,487	$15.84	$0.92	$0.53	$0.13	$1.58	$14.26	5.9

DDR Corp.

Lease Expirations

Wholly Owned at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	$0	$0.00	0.0%	76	169	$4,582	$27.11	2.3%	76	169	$4,582	$27.11	0.8%
2018	50	1,552	20,379	$13.13	5.9%	360	1,011	27,471	$27.17	13.7%	410	2,563	47,850	$18.67	8.7%
2019	101	3,419	41,265	$12.07	11.9%	375	1,036	28,175	$27.20	14.0%	476	4,455	69,440	$15.59	12.7%
2020	90	2,943	38,961	$13.24	11.2%	373	963	27,171	$28.21	13.5%	463	3,906	66,132	$16.93	12.1%
2021	114	3,407	45,961	$13.49	13.3%	332	994	25,433	$25.59	12.6%	446	4,401	71,394	$16.22	13.0%
2022	142	4,692	58,934	$12.56	17.0%	328	951	27,084	$28.48	13.5%	470	5,643	86,018	$15.24	15.7%
2023	120	3,659	46,624	$12.74	13.4%	186	714	18,265	$25.58	9.1%	306	4,373	64,889	$14.84	11.8%
2024	61	1,852	23,560	$12.72	6.8%	130	501	13,805	$27.55	6.9%	191	2,353	37,365	$15.88	6.8%
2025	46	1,060	16,589	$15.65	4.8%	90	327	9,078	$27.76	4.5%	136	1,387	25,667	$18.51	4.7%
2026	34	809	12,316	$15.22	3.6%	105	383	11,307	$29.52	5.6%	139	1,192	23,623	$19.82	4.3%
2027	34	887	13,871	$15.64	4.0%	64	220	6,501	$29.55	3.2%	98	1,107	20,372	$18.40	3.7%
Thereafter	33	1,702	28,344	$16.65	8.2%	22	100	2,239	$22.39	1.1%	55	1,802	30,583	$16.97	5.6%
Total	825	25,982	$346,804	$13.35	100.0%	2,441	7,369	$201,111	$27.29	100.0%	3,266	33,351	$547,915	$16.43	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	$0	$0.00	0.0%	71	155	$4,302	$27.75	2.1%	71	155	$4,302	$27.75	0.8%
2018	14	244	3,387	$13.88	1.0%	244	625	17,751	$28.40	8.8%	258	869	21,138	$24.32	3.9%
2019	11	242	3,765	$15.56	1.1%	241	613	17,643	$28.78	8.8%	252	855	21,408	$25.04	3.9%
2020	16	291	4,942	$16.98	1.4%	219	509	15,852	$31.14	7.9%	235	800	20,794	$25.99	3.8%
2021	14	288	5,186	$18.01	1.5%	182	462	12,858	$27.83	6.4%	196	750	18,044	$24.06	3.3%
2022	23	399	6,507	$16.31	1.9%	189	458	14,252	$31.12	7.1%	212	857	20,759	$24.22	3.8%
2023	11	201	3,765	$18.73	1.1%	147	428	11,978	$27.99	6.0%	158	629	15,743	$25.03	2.9%
2024	16	376	5,490	$14.60	1.6%	131	357	11,024	$30.88	5.5%	147	733	16,514	$22.53	3.0%
2025	12	346	4,412	$12.75	1.3%	139	371	10,253	$27.64	5.1%	151	717	14,665	$20.45	2.7%
2026	18	346	5,897	$17.04	1.7%	129	362	10,364	$28.63	5.2%	147	708	16,261	$22.97	3.0%
2027	24	585	8,998	$15.38	2.6%	105	284	9,011	$31.73	4.5%	129	869	18,009	$20.72	3.3%
Thereafter	666	22,664	294,455	$12.99	84.9%	644	2,745	65,823	$23.98	32.7%	1,310	25,409	360,278	$14.18	65.8%
Total	825	25,982	$346,804	$13.35	100.0%	2,441	7,369	$201,111	$27.29	100.0%	3,266	33,351	$547,915	$16.43	100.0%

DDR Corp.

Lease Expirations

Unconsolidated Joint Ventures at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	2	28	$525	$18.75	0.3%	60	136	$2,619	$19.26	2.1%	62	164	$3,144	$19.17	1.0%
2018	32	872	10,237	$11.74	5.2%	293	751	18,100	$24.10	14.7%	325	1,623	28,337	$17.46	8.8%
2019	74	2,270	27,715	$12.21	14.0%	333	876	19,579	$22.35	15.9%	407	3,146	47,294	$15.03	14.7%
2020	73	2,282	25,283	$11.08	12.8%	316	760	16,914	$22.26	13.7%	389	3,042	42,197	$13.87	13.2%
2021	95	3,264	37,438	$11.47	19.0%	331	822	20,326	$24.73	16.5%	426	4,086	57,764	$14.14	18.0%
2022	88	2,771	30,249	$10.92	15.3%	290	809	18,607	$23.00	15.1%	378	3,580	48,856	$13.65	15.2%
2023	75	2,238	25,797	$11.53	13.1%	109	364	8,191	$22.50	6.6%	184	2,602	33,988	$13.06	10.6%
2024	33	973	9,940	$10.22	5.0%	68	242	5,607	$23.17	4.5%	101	1,215	15,547	$12.80	4.8%
2025	17	514	6,735	$13.10	3.4%	57	213	4,766	$22.38	3.9%	74	727	11,501	$15.82	3.6%
2026	21	441	5,355	$12.14	2.7%	37	114	2,967	$26.03	2.4%	58	555	8,322	$14.99	2.6%
2027	20	535	7,462	$13.95	3.8%	53	177	4,400	$24.86	3.6%	73	712	11,862	$16.66	3.7%
Thereafter	22	798	10,707	$13.42	5.4%	14	43	1,158	$26.93	0.9%	36	841	11,865	$14.11	3.7%
Total	552	16,986	$197,443	$11.62	100.0%	1,961	5,307	$123,234	$23.22	100.0%	2,513	22,293	$320,677	$14.38	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	1	17	$324	$19.06	0.2%	50	109	$2,100	$19.27	1.7%	51	126	$2,424	$19.24	0.8%
2018	9	185	1,778	$9.61	0.9%	182	419	9,827	$23.45	8.0%	191	604	11,605	$19.21	3.6%
2019	9	217	1,770	$8.16	0.9%	185	424	9,170	$21.63	7.4%	194	641	10,940	$17.07	3.4%
2020	10	173	2,179	$12.60	1.1%	181	367	8,445	$23.01	6.9%	191	540	10,624	$19.67	3.3%
2021	14	272	3,181	$11.69	1.6%	215	466	11,839	$25.41	9.6%	229	738	15,020	$20.35	4.7%
2022	15	352	4,732	$13.44	2.4%	164	405	9,483	$23.41	7.7%	179	757	14,215	$18.78	4.4%
2023	8	193	2,508	$12.99	1.3%	137	339	8,288	$24.45	6.7%	145	532	10,796	$20.29	3.4%
2024	8	172	1,812	$10.53	0.9%	116	331	7,619	$23.02	6.2%	124	503	9,431	$18.75	2.9%
2025	16	272	3,819	$14.04	1.9%	98	263	5,644	$21.46	4.6%	114	535	9,463	$17.69	3.0%
2026	16	350	4,656	$13.30	2.4%	96	226	5,180	$22.92	4.2%	112	576	9,836	$17.08	3.1%
2027	10	211	2,424	$11.49	1.2%	122	325	7,849	$24.15	6.4%	132	536	10,273	$19.17	3.2%
Thereafter	436	14,572	168,260	$11.55	85.2%	415	1,633	37,790	$23.14	30.7%	851	16,205	206,050	$12.72	64.3%
Total	552	16,986	$197,443	$11.62	100.0%	1,961	5,307	$123,234	$23.22	100.0%	2,513	22,293	$320,677	$14.38	100.0%

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
1	River Ridge	Birmingham	Birmingham	AL	2001	2007	15%	TIAA	172	350	$16.39	Best Buy, Nordstrom Rack, Staples, Target (U)
2	Valley Bend	Huntsville	Huntsville	AL	2002	2014	5%	BREDDR III	425	777	$14.98	Barnes & Noble, Bed Bath & Beyond, Carmike Cinemas (U), Dick's Sporting Goods, Hobby Lobby, Kohl's (U), Marshalls, Target (U)
3	Westside Centre	Huntsville	Huntsville	AL	2002	2007	15%	TIAA	477	667	$11.82	Altitude Trampoline Park, Big Lots, Michaels, PetSmart, Ross Dress for Less, Stein Mart, Target (U)
4	Dimond Crossing	Anchorage	Anchorage	AK	1981	2014	5%	BREDDR III	85	85	$15.70	Bed Bath & Beyond, PetSmart
5	SanTan Village Marketplace	Phoenix	Gilbert	AZ	2005	2014	5%	BREDDR III	286	690	$16.32	Bed Bath & Beyond, Big Lots, DSW, Jo-Ann, Marshalls, Sam's Club (U), Walmart (U)
6	Ahwatukee Foothills Towne Center	Phoenix	Phoenix	AZ	2013	1998	100%		688	704	$17.71	AMC Theatres, Babies "R" Us, Best Buy, Burlington, HomeGoods, Jo-Ann, Marshalls, Michaels, OfficeMax, Ross Dress for Less, Sprouts Farmers Market
7	Arrowhead Crossing	Phoenix	Phoenix	AZ	1995	1996	100%		345	416	$16.24	Barnes & Noble, DSW, Golf Galaxy, Hobby Lobby, HomeGoods, Nordstrom Rack, Old Navy, Savers (U), Staples, T.J. Maxx
8	Deer Valley Towne Center	Phoenix	Phoenix	AZ	1996	1999	100%		197	460	$19.67	AMC Theatres (U), Michaels, PetSmart, Ross Dress for Less, Target (U)
9	Paradise Village Gateway	Phoenix	Phoenix	AZ	2004	2003	67%	OTHER	295	295	$17.51	Albertsons, Bed Bath & Beyond, PetSmart, Ross Dress for Less, Staples
10	Plaza at Power Marketplace	Phoenix	Queen Creek	AZ	2007	2014	5%	BREDDR III	71	105	$20.81	LA Fitness
11	Shops at Prescott Gateway	Prescott	Prescott	AZ	2012	2014	5%	BREDDR III	35	35	$29.70	Trader Joe's
12	Silverado Plaza	Tucson	Tucson	AZ	1999	2014	5%	BREDDR III	78	79	$9.33	Safeway
13	Walgreens	Fayetteville	Springdale	AR	2009	2014	5%	BREDDR III	15	15	$26.80	—
14	Sherwood Retail Center	Little Rock	Sherwood	AR	1986	2014	5%	BREDDR III	123	194	$4.22	Mardel, Tractor Supply Company
15	Buena Park Place	Los Angeles	Buena Park	CA	2009	2004	100%		215	246	$15.16	Aldi, Kohl's, Michaels
16	Falcon Ridge Town Center	Los Angeles	Fontana	CA	2005	2013	100%		291	438	$22.63	24 Hour Fitness, Aki-Home, Michaels, Ross Dress for Less, Stater Bros Markets, Target (U)
17	The Pike Outlets	Los Angeles	Long Beach	CA	2015	DEV	100%		392	392	$21.57	Cinemark, H & M, Nike, Restoration Hardware
18	Eastland Center	Los Angeles	West Covina	CA	1957	2014	5%	BREDDR III	811	911	$14.41	Albertsons, Ashley Furniture HomeStore, Burlington, Dick's Sporting Goods, Hobby Lobby, Marshalls, Pottery Barn Outlet, Ross Dress for Less, Target, Walmart
19	Ridge at Creekside	Sacramento	Roseville	CA	2007	2014	100%		275	289	$22.12	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Macy's Furniture Gallery, REI
20	Vista Village	San Diego	Vista	CA	2007	2013	100%		194	235	$24.33	Cinepolis, Frazier Farms, Lowe's (U), Staples (U)
21	Whole Foods at Bay Place	San Francisco	Oakland	CA	2006	2013	100%		57	57	$46.39	Whole Foods
22	Hilltop Plaza	San Francisco	Richmond	CA	2000	2002	20%	DDRM	251	251	$17.44	99 Cents Only, Century Theatre, dd's Discounts, Ross Dress for Less
23	1000 Van Ness	San Francisco	San Francisco	CA	1998	2002	100%		122	122	$35.87	AMC Theatres, The Studio Mix
24	Cornerstar	Denver	Aurora	CO	2008	2014	5%	BREDDR III	430	585	$19.13	24 Hour Fitness, Cornerstar Wine & Liquor, Dick's Sporting Goods, HomeGoods, Marshalls, Office Depot, Ross Dress for Less, Sprouts Farmers Market, Target (U), Ulta Beauty
25	Pioneer Hills	Denver	Aurora	CO	2003	2003	100%		138	494	$16.01	Bed Bath & Beyond, Home Depot (U), Inspire Fitness, Walmart (U)
26	Centennial Promenade	Denver	Centennial	CO	2002	1997	100%		418	827	$18.87	Cavender's, Conn's, Golf Galaxy, HomeGoods, IKEA (U), Michaels, Ross Dress for Less, Stickley Furniture, Toys "R" Us
27	Chapel Hills	Denver	Colorado Springs	CO	2000	2011	100%		446	541	$12.67	24 Hour Fitness, Barnes & Noble, Best Buy, DSW, Michaels (U), Nordstrom Rack, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Whole Foods
28	University Hills	Denver	Denver	CO	1997	2003	100%		244	261	$19.02	24 Hour Fitness, King Soopers, Marshalls, Michaels, Pier 1 Imports
29	Denver West Plaza	Denver	Lakewood	CO	2002	2014	5%	BREDDR III	71	75	$18.84	Best Buy
30	Flatacres Marketcenter/Parker Pavilions	Denver	Parker	CO	2003	2003	100%		232	641	$19.39	Bed Bath & Beyond, Home Depot (U), Kohl's (U), Michaels, Office Depot, Walmart (U)
31	Guilford Commons	Hartford	Guilford	CT	2015	DEV	100%		123	123	$16.51	Bed Bath & Beyond, The Fresh Market
32	Connecticut Commons	Hartford	Plainville	CT	2013	DEV	100%		562	562	$13.28	A.C. Moore, AMC Theatres, Dick's Sporting Goods, DSW, Kohl's, Lowe's, Marshalls, Old Navy, PetSmart
33	Naugatuck Valley Shopping Center	Hartford	Waterbury	CT	2003	2014	5%	BREDDR III	383	383	$11.82	Bob's Stores, Staples, Stop & Shop, Walmart
34	Windsor Court	Hartford	Windsor	CT	1993	2007	100%		79	268	$18.76	Stop & Shop, Target (U)

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
35	Northpoint Shopping Center	Fort Myers	Cape Coral	FL	2008	2014	5%	BREDDR III	112	116	$12.68	Bed Bath & Beyond, Michaels, PetSmart
36	Cypress Trace	Fort Myers	Fort Myers	FL	2004	2007	15%	TIAA	276	276	$10.36	Bealls, Bealls Outlet, Ross Dress for Less, Stein Mart
37	Market Square	Fort Myers	Fort Myers	FL	2004	2007	15%	TIAA	119	406	$15.87	American Signature Furniture, Barnes & Noble (U), Cost Plus World Market (U), DSW, Michaels (U), Target (U), Total Wine & More
38	The Forum	Fort Myers	Fort Myers	FL	2008	2014	5%	BREDDR III	190	458	$16.64	Bed Bath & Beyond, Home Depot (U), Ross Dress for Less, Staples, Target (U)
39	Shoppes at Paradise Pointe	Fort Walton Beach	Fort Walton Beach	FL	2000	2007	20%	DDRM	84	84	$11.88	Publix
40	Melbourne Shopping Center	Melbourne	Melbourne	FL	1999	2007	20%	DDRM	229	229	$6.46	Big Lots, Publix
41	Aberdeen Square	Miami	Boynton Beach	FL	1990	2007	20%	DDRM	71	71	$10.44	Publix
42	Village Square at Golf	Miami	Boynton Beach	FL	2002	2007	20%	DDRM	135	135	$14.76	Publix
43	Sheridan Square	Miami	Dania	FL	1991	2007	20%	DDRM	67	67	$11.06	Walmart Neighborhood Market
44	Paraiso Plaza	Miami	Hialeah	FL	1997	2007	20%	DDRM	61	61	$16.85	Publix
45	Concourse Village	Miami	Jupiter	FL	2004	2015	5%	BREDDR IV	134	134	$16.39	Ross Dress for Less, T.J. Maxx
46	Plaza del Paraiso	Miami	Miami	FL	2003	2007	20%	DDRM	85	85	$15.95	Publix
47	The Shops at Midtown Miami	Miami	Miami	FL	2006	DEV	100%		467	467	$20.95	Dick's Sporting Goods, HomeGoods, Marshalls, Nordstrom Rack, Ross Dress for Less, Target, west elm
48	Fountains of Miramar	Miami	Miramar	FL	2005	2015	5%	BREDDR IV	139	251	$22.84	Home Depot (U), Marshalls, Ross Dress for Less
49	River Run	Miami	Miramar	FL	1989	2007	20%	DDRM	94	107	$13.57	Publix
50	Northlake Commons	Miami	Palm Beach Gardens	FL	2003	2007	20%	DDRM	124	245	$13.98	Home Depot (U), Jo-Ann, Ross Dress for Less
51	Flamingo Falls	Miami	Pembroke Pines	FL	2001	2007	20%	DDRM	109	148	$22.09	LA Fitness (U), The Fresh Market
52	The Fountains	Miami	Plantation	FL	2010	2007	100%		431	490	$16.27	Dick's Sporting Goods, Jo-Ann, Kohl's, Marshalls/HomeGoods, Total Wine & More
53	Midway Plaza	Miami	Tamarac	FL	1985	2007	20%	DDRM	228	228	$12.86	Publix, Ross Dress for Less
54	Carillon Place	Naples	Naples	FL	1994	1995	100%		268	283	$15.13	Bealls Outlet, OfficeMax, Ross Dress for Less, T.J. Maxx, Walmart Neighborhood Market
55	Countryside Shoppes	Naples	Naples	FL	1997	2007	20%	DDRM	74	74	$17.82	—
56	Crystal Springs	Ocala	Crystal River	FL	2001	2007	20%	DDRM	67	79	$11.89	Publix
57	Shoppes of Citrus Hills	Ocala	Hernando	FL	2003	2007	20%	DDRM	69	69	$11.26	Publix
58	Heather Island	Ocala	Ocala	FL	2005	2007	20%	DDRM	71	71	$11.25	Publix
59	Casselberry Commons	Orlando	Casselberry	FL	2010	2007	20%	DDRM	245	248	$12.30	Publix, Ross Dress for Less, Stein Mart, T.J. Maxx
60	Shoppes of Lake Mary	Orlando	Lake Mary	FL	2001	2007	15%	TIAA	74	279	$23.39	Publix (U), Staples, Target (U)
61	West Oaks Town Center	Orlando	Ocoee	FL	2000	2007	20%	DDRM	67	112	$15.90	Best Buy (U), Michaels
62	Chickasaw Trail Shopping Center	Orlando	Orlando	FL	1994	2007	20%	DDRM	75	81	$11.98	Publix
63	Conway Plaza	Orlando	Orlando	FL	1999	2007	20%	DDRM	118	118	$10.41	Publix
64	Lee Vista Promenade	Orlando	Orlando	FL	2016	DEV	100%		309	309	$16.59	Academy Sports, Epic Theatres, HomeGoods, Michaels, Ross Dress for Less
65	Millenia Crossing	Orlando	Orlando	FL	2009	2015	5%	BREDDR IV	100	100	$28.34	Nordstrom Rack
66	Skyview Plaza	Orlando	Orlando	FL	1998	2007	20%	DDRM	263	263	$10.67	dd's Discounts, Fallas Paredes, Goodwill, Publix, Ross Dress for Less
67	Oviedo Park Crossing	Orlando	Oviedo	FL	1999	DEV	20%	DDRM	186	321	$11.09	Bed Bath & Beyond, Lowe's (U), Michaels, OfficeMax, Ross Dress for Less, T.J. Maxx
68	Winter Garden Village	Orlando	Winter Garden	FL	2007	2013	100%		758	1,127	$19.30	Bealls, Bed Bath & Beyond, Best Buy, Forever 21, Havertys, Jo-Ann, LA Fitness, Lowe's (U), Marshalls, PetSmart, Ross Dress for Less, Staples, Target (U)
69	Tradewinds Shopping Center	Pensacola	Pensacola	FL	1985	2014	5%	BREDDR III	179	195	$10.33	Jo-Ann, T.J. Maxx/HomeGoods
70	Cortez Plaza	Sarasota	Bradenton	FL	2015	2007	100%		274	274	$12.49	Burlington, LA Fitness, PetSmart
71	Creekwood Crossing	Sarasota	Bradenton	FL	2001	2007	20%	DDRM	235	397	$11.08	Bealls, Bealls Outlet, Big Lots, LA Fitness, Lowe's (U)
72	Lakewood Ranch Plaza	Sarasota	Bradenton	FL	2001	2007	20%	DDRM	85	107	$13.63	Publix
73	Capital West	Tallahassee	Tallahassee	FL	2004	2003	100%		88	272	$9.01	Bealls Outlet, Ross Dress for Less, Walmart (U)

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
74	Killearn Shopping Center	Tallahassee	Tallahassee	FL	1980	2007	20%	DDRM	95	95	$14.00	Hobby Lobby
75	Southwood Village	Tallahassee	Tallahassee	FL	2003	2007	20%	DDRM	66	66	$12.82	Publix
76	Kmart Shopping Center	Tampa	Brandon	FL	2003	IPO	100%		232	232	$3.69	Kane Furniture, Kmart
77	Lake Brandon Plaza	Tampa	Brandon	FL	2014	2009	100%		178	198	$13.84	Jo-Ann, Nordstrom Rack, Publix, Total Wine & More
78	Lake Brandon Village	Tampa	Brandon	FL	2004	2003	100%		114	256	$14.40	buybuy BABY, Lowe's (U), PetSmart
79	Bardmoor Promenade	Tampa	Largo	FL	1991	2007	20%	DDRM	158	171	$14.09	Publix
80	Shoppes at Golden Acres	Tampa	New Port Richey	FL	2002	2007	20%	DDRM	131	131	$11.28	Publix
81	The Shoppes of Boot Ranch	Tampa	Palm Harbor	FL	1990	1995	100%		52	229	$24.25	Publix (U), Target (U)
82	Nature Coast Commons	Tampa	Spring Hill	FL	2009	2014	5%	BREDDR III	226	549	$16.17	Best Buy, JCPenney (U), PetSmart, Ross Dress for Less, Walmart (U)
83	North Pointe Plaza	Tampa	Tampa	FL	1990	IPO	20%	DDRM	108	226	$13.85	Publix, Walmart (U)
84	Tarpon Square	Tampa	Tarpon Springs	FL	1998	IPO	100%		115	199	$12.91	Bealls Outlet, Big Lots, Staples, Walmart (U)
85	Shoppes at Lithia	Tampa	Valrico	FL	2003	2007	20%	DDRM	71	71	$16.06	Publix
86	The Shoppes at New Tampa	Tampa	Wesley Chapel	FL	2002	2007	20%	DDRM	159	188	$13.84	Bealls, Office Depot (U), Publix
87	Century Town Center	Vero Beach	Vero Beach	FL	2008	2014	5%	BREDDR III	107	117	$14.13	Marshalls/HomeGoods
88	Brookhaven Plaza	Atlanta	Atlanta	GA	1993	2007	20%	SAU	70	70	$19.84	Stein Mart
89	Cascade Corners	Atlanta	Atlanta	GA	1993	2007	20%	SAU	67	67	$7.02	Kroger
90	Cascade Crossing	Atlanta	Atlanta	GA	1994	2007	20%	SAU	63	63	$10.21	Publix
91	Perimeter Pointe	Atlanta	Atlanta	GA	2002	1995	100%		353	353	$17.61	Babies "R" Us, Dick's Sporting Goods, HomeGoods, LA Fitness, Regal Cinemas, Stein Mart
92	Marketplace at Millcreek	Atlanta	Buford	GA	2003	2007	15%	TIAA	402	533	$12.87	2nd & Charles, Bed Bath & Beyond, Burlington, Costco (U), DSW, Marshalls, Michaels, PetSmart, REI, Ross Dress for Less, Stein Mart
93	Hickory Flat Village	Atlanta	Canton	GA	2000	2007	20%	SAU	74	88	$13.07	Publix
94	Riverstone Plaza	Atlanta	Canton	GA	1998	2007	20%	DDRM	308	335	$12.00	Bealls Outlet, Belk, Michaels, Publix, Ross Dress for Less
95	Cumming Marketplace	Atlanta	Cumming	GA	1999	2003	100%		311	709	$12.53	ApplianceSmart, Home Depot (U), Lowe's, Michaels, OfficeMax, Walmart (U)
96	Cumming Town Center	Atlanta	Cumming	GA	2007	2013	100%		311	311	$15.65	Ashley Furniture HomeStore, Best Buy, Dick's Sporting Goods, Staples, T.J. Maxx/HomeGoods
97	Sharon Greens	Atlanta	Cumming	GA	2001	2007	20%	DDRM	98	101	$11.75	Kroger
98	Flat Shoals Crossing	Atlanta	Decatur	GA	1994	2007	20%	SAU	70	70	$10.34	Publix
99	Hairston Crossing	Atlanta	Decatur	GA	2002	2007	20%	DDRM	58	58	$11.50	Publix
100	Market Square	Atlanta	Douglasville	GA	1990	2007	20%	OTHER	125	125	$10.37	Bargain Hunt
101	Camp Creek Marketplace	Atlanta	East Point	GA	2003	2014	5%	BREDDR III	424	719	$15.98	Beauty Master, BJ's Wholesale Club, Lowe's (U), Marshalls, Ross Dress for Less, Staples, T.J. Maxx, Target (U)
102	Paradise Shoppes of Ellenwood	Atlanta	Ellenwood	GA	2003	2007	20%	DDRM	68	68	$11.09	—
103	Fayette Pavilion	Atlanta	Fayetteville	GA	2002	2007	15%	TIAA	1,242	1,506	$9.35

Bealls Outlet, Bed Bath & Beyond, Belk, Big Lots, Cinemark, Dick's Sporting Goods, Forever 21, Hobby Lobby, Home Depot (U), Jo-Ann, Kohl's, Marshalls, PetSmart, Publix, Ross Dress for Less, Target (U), Toys "R" Us/Babies "R" Us, Walmart

104	Clearwater Crossing	Atlanta	Flowery Branch	GA	2003	2007	20%	DDRM	91	91	$12.27	Kroger
105	Stonebridge Village	Atlanta	Flowery Branch	GA	2008	2014	5%	BREDDR III	157	504	$16.77	Home Depot (U), Kohl's (U), PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
106	Barrett Pavilion	Atlanta	Kennesaw	GA	1998	2007	15%	TIAA	459	584	$16.02	AMC Theatres, buybuy BABY, Jo-Ann, Old Navy, Ozone Billiards, REI, Target (U), Total Wine & More
107	Towne Center Prado	Atlanta	Marietta	GA	2002	1995	100%		287	327	$13.13	Publix, Ross Dress for Less, Stein Mart
108	Shoppes at Lake Dow	Atlanta	McDonough	GA	2002	2007	20%	DDRM	73	97	$13.18	Publix
109	Newnan Pavilion	Atlanta	Newnan	GA	2013	2007	15%	TIAA	468	468	$8.11	Academy Sports, Aldi, Home Depot, Kohl's, PetSmart, Ross Dress for Less, Sky Zone Trampoline Park

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
110	Sandy Plains Village	Atlanta	Roswell	GA	2013	2007	100%		174	174	$14.80	Movie Tavern
111	Heritage Pavilion	Atlanta	Smyrna	GA	1995	2007	15%	TIAA	256	256	$13.84	American Signature Furniture, Marshalls, PetSmart, Ross Dress for Less, T.J. Maxx
112	Presidential Commons	Atlanta	Snellville	GA	2000	2007	100%		376	376	$11.63	buybuy BABY, Home Depot, Jo-Ann, Kroger, Stein Mart
113	Deshon Plaza	Atlanta	Stone Mountain	GA	1994	2007	20%	SAU	64	64	$11.34	Publix
114	Johns Creek Town Center	Atlanta	Suwanee	GA	2004	2003	100%		293	293	$14.18	Kohl's, Michaels, PetSmart, Sprouts Farmers Market, Staples, Stein Mart
115	Cofer Crossing	Atlanta	Tucker	GA	2003	2003	20%	DDRM	136	278	$8.21	HomeGoods, Kroger, Walmart (U)
116	Woodstock Square	Atlanta	Woodstock	GA	2001	2007	15%	TIAA	219	400	$14.58	Kohl's, OfficeMax, Old Navy, Target (U)
117	Glynn Isles	Brunswick	Brunswick	GA	2007	2014	5%	BREDDR III	193	517	$15.90	Ashley Furniture HomeStore (U), Dick's Sporting Goods, Lowe's (U), Michaels, Office Depot, PetSmart, Ross Dress for Less, Target (U)
118	Eisenhower Crossing	Macon	Macon	GA	2002	2007	15%	TIAA	420	722	$10.80	Ashley Furniture HomeStore, Bed Bath & Beyond, Best Buy (U), Home Depot (U), Kroger, Marshalls, Michaels, Old Navy, Ross Dress for Less, Staples, Target (U)
119	Meridian Crossroads	Boise	Meridian	ID	2004	DEV	100%		527	731	$15.57	Ashley Furniture HomeStore, Bed Bath & Beyond, Craft Warehouse, Office Depot, Old Navy, Ross Dress for Less, Sportsman's Warehouse, Walmart (U)
120	3030 North Broadway	Chicago	Chicago	IL	2016	2017	100%		132	132	$34.35	Mariano's, XSport Fitness
121	The Maxwell	Chicago	Chicago	IL	2014	2014	100%		240	240	$26.54	Burlington, Dick's Sporting Goods, Nordstrom Rack, T.J. Maxx
122	Deer Park Town Center	Chicago	Deer Park	IL	2004	DEV	50%	OTHER	356	406	$31.19	Barnes & Noble (U), Century Theatre, Crate & Barrel, Gap
123	Hillside Town Center	Chicago	Hillside	IL	2009	2014	5%	BREDDR III	165	365	$16.36	HomeGoods, Michaels, Ross Dress for Less, Target (U)
124	The Shops at Fox River	Chicago	McHenry	IL	2006	DEV	100%		341	444	$13.53	Bed Bath & Beyond, Dick's Sporting Goods, JCPenney (U), PetSmart, Ross Dress for Less, T.J. Maxx
125	Prairie Market	Chicago	Oswego	IL	2007	2014	5%	BREDDR III	113	679	$22.45	Aldi, Best Buy (U), Dick's Sporting Goods (U), Hobby Lobby (U), Kohl's (U), PetSmart, Walmart (U)
126	Woodfield Village Green	Chicago	Schaumburg	IL	2015	1995	100%		526	692	$20.17	At Home, Bloomingdale's the Outlet Store, Container Store, Costco (U), HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Trader Joe's
127	Village Crossing	Chicago	Skokie	IL	1989	2007	15%	TIAA	722	722	$18.32	AMC Theatres, Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Jewel-Osco, Michaels, OfficeMax, PetSmart, Tuesday Morning
128	Brookside Marketplace	Chicago	Tinley Park	IL	2013	2012	100%		317	602	$15.25	Best Buy, Dick's Sporting Goods, HomeGoods, Kohl's (U), Michaels, PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
129	Highland Grove Shopping Center	Chicago	Highland	IN	2001	2007	20%	DDRM	312	541	$14.67	Best Buy (U), Dick's Sporting Goods (U), Kohl's, Marshalls, Michaels, Target (U)
130	Merriam Village	Kansas City	Merriam	KS	2005	2004	100%		418	921	$13.51	Cinemark, Dick's Sporting Goods, Hen House Market, Hobby Lobby, Home Depot (U), IKEA (U), Marshalls, OfficeMax, PetSmart
131	Duvall Village	Balt-Wash DC	Bowie	MD	1998	2007	100%		88	88	$20.50	—
132	Harundale Plaza	Balt-Wash DC	Glen Burnie	MD	1999	2007	20%	OTHER	218	218	$9.73	Burlington, HomeGoods, Regency Furniture
133	Largo Town Center	Balt-Wash DC	Upper Marlboro	MD	1991	2007	20%	OTHER	277	281	$15.70	Marshalls, Regency Furniture, Shoppers Food Warehouse
134	The Commons	Salisbury	Salisbury	MD	1999	DEV	100%		130	350	$14.23	Best Buy, Home Depot (U), Michaels, Target (U)
135	Gateway Center	Boston	Everett	MA	2001	DEV	100%		354	640	$16.30	Babies "R" Us, Costco (U), Home Depot, Michaels, Old Navy, Target (U), Total Wine & More
136	Shoppers World	Boston	Framingham	MA	1994	1995	100%		783	783	$24.65	A.C. Moore, AMC Theatres, Babies "R" Us, Barnes & Noble, Best Buy, DSW, HomeSense, Kohl's, Macy's Furniture Gallery, Marshalls, Nordstrom Rack, PetSmart, Sierra Trading Post, T.J. Maxx, Toys "R" Us
137	Riverdale Shops	Springfield	West Springfield	MA	2003	2007	20%	DDRM	274	274	$14.84	Kohl's, Stop & Shop
138	Waterside Marketplace	Detroit	Chesterfield	MI	2007	2014	5%	BREDDR III	291	547	$13.25	Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, JCPenney (U), Jo-Ann, Lowe's (U), T.J. Maxx
139	Valley Center	Saginaw	Saginaw	MI	1994	2014	5%	BREDDR III	409	419	$9.82	Babies "R" Us, Barnes & Noble, Burlington, Dick's Sporting Goods, DSW, Michaels, PetSmart, T.J. Maxx

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
140	Independence Commons	Kansas City	Independence	MO	1999	1995	100%		386	403	$14.87	AMC Theatres, Barnes & Noble, Best Buy, Kohl's, Marshalls, Ross Dress for Less
141	The Promenade at Brentwood	St Louis	Brentwood	MO	1998	1998	100%		338	338	$15.12	Bed Bath & Beyond, Micro Center, PetSmart, Target, Trader Joe's
142	East Hanover Plaza	New York	East Hanover	NJ	1994	2007	100%		98	359	$19.80	Costco (U), HomeGoods, HomeSense, Sierra Trading Post, Target (U)
143	Edgewater Towne Center	New York	Edgewater	NJ	2000	2007	100%		78	78	$27.53	Whole Foods
144	Freehold Marketplace	New York	Freehold	NJ	2005	DEV	100%		21	359	$33.27	Sam's Club (U), Walmart (U)
145	Lewandowski Commons	New York	Lyndhurst	NJ	1998	2007	20%	SAU	78	78	$22.81	Stop & Shop
146	Route 22 Retail Center	New York	Union	NJ	1997	2007	100%		112	237	$18.61	Babies "R" Us, Dick's Sporting Goods, Target (U)
147	Consumer Centre	New York	West Long Branch	NJ	1993	2004	100%		292	292	$13.11	buybuy BABY, Home Depot, PetSmart
148	West Falls Plaza	New York	Woodland Park	NJ	1995	2007	20%	DDRM	91	91	$20.41	andThat!, Cost Plus World Market
149	Crossroads Plaza	Philadelphia	Lumberton	NJ	2003	2007	20%	DDRM	100	215	$18.28	Lowe's (U), ShopRite
150	Hamilton Marketplace	Trenton	Hamilton	NJ	2004	2003	100%		542	970	$18.00	Barnes & Noble, Bed Bath & Beyond, BJ's Wholesale Club (U), Kohl's, Lowe's (U), Michaels, Ross Dress for Less, ShopRite, Staples, Walmart (U)
151	Nassau Park Pavilion	Trenton	Princeton	NJ	2005	1997	100%		609	1,117	$16.71	Babies "R" Us, Best Buy, buybuy BABY, Dick's Sporting Goods, Home Depot (U), HomeGoods, Michaels, PetSmart, Sam's Club (U), Target (U), Walmart (U), Wegmans
152	Southern Tier Crossing	Elmira	Horseheads	NY	2008	DEV	100%		175	523	$15.98	Aldi (U), Dick's Sporting Goods, Jo-Ann, Kohl's (U), Walmart (U)
153	The Hub	New York	Hempstead	NY	2001	2015	5%	BREDDR IV	249	249	$13.92	Home Depot, Super Stop & Shop
154	Belgate Shopping Center	Charlotte	Charlotte	NC	2017	DEV	100%		262	883	$13.74	Burlington, Cost Plus World Market, Furniture Row (U), Hobby Lobby, IKEA (U), Marshalls, Old Navy, PetSmart, T.J. Maxx, Walmart (U)
155	Carolina Pavilion	Charlotte	Charlotte	NC	1997	2012	100%		726	871	$13.73

AMC Theatres, Babies "R" Us, Bed Bath & Beyond, Big Lots, buybuy BABY, Conn's, Frontgate Outlet Store, Jo-Ann, Nordstrom Rack, Old Navy, Ross Dress for Less, Sears Outlet, Target (U), Value City Furniture

156	Cotswold Village	Charlotte	Charlotte	NC	2013	2011	100%		263	263	$22.31	Harris Teeter, Marshalls, PetSmart
157	The Shops at the Fresh Market	Charlotte	Cornelius	NC	2001	2007	100%		130	130	$12.05	Stein Mart, The Fresh Market
158	Birkdale Village	Charlotte	Huntersville	NC	2003	2007	15%	TIAA	299	387	$27.50	Barnes & Noble, Dick's Sporting Goods, Regal Cinemas (U)
159	Rosedale Shopping Center	Charlotte	Huntersville	NC	2000	2007	20%	DDRM	119	119	$17.58	Harris Teeter
160	Winslow Bay Commons	Charlotte	Mooresville	NC	2003	2007	15%	TIAA	268	442	$14.56	Dick's Sporting Goods, HomeGoods, Michaels, Ross Dress for Less, T.J. Maxx, Target (U)
161	Fayetteville Pavilion	Fayetteville	Fayetteville	NC	2001	2007	20%	DDRM	274	274	$12.30	Christmas Tree Shops, Food Lion, Marshalls, Michaels, PetSmart
162	Shoppes at Oliver's Crossing	Greensboro	Winston Salem	NC	2003	2007	20%	DDRM	77	77	$13.41	Lowes Foods
163	Meadowmont Village	Raleigh	Chapel Hill	NC	2002	2007	20%	DDRM	132	132	$21.14	Harris Teeter
164	Clayton Corners	Raleigh	Clayton	NC	1999	2007	20%	DDRM	126	126	$12.44	Lowes Foods
165	Sexton Commons	Raleigh	Fuquay Varina	NC	2002	2007	20%	DDRM	49	49	$17.49	Harris Teeter
166	Alexander Place	Raleigh	Raleigh	NC	2004	2007	15%	TIAA	198	408	$16.60	Kohl's, Walmart (U)
167	Poyner Place	Raleigh	Raleigh	NC	2012	2012	100%		254	435	$15.97	Cost Plus World Market, Marshalls, Old Navy, Ross Dress for Less, Target (U), Toys "R" Us/Babies "R" Us
168	University Centre	Wilmington	Wilmington	NC	2001	IPO	100%		418	525	$10.90	Bed Bath & Beyond, Lowe's, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Sam's Club (U)
169	CVS	Bellevue	Bellevue	OH	1998	2014	5%	BREDDR III	10	10	$14.46	—
170	Kenwood Square	Cincinnati	Cincinnati	OH	2017	2013	100%		427	461	$19.01	Dick's Sporting Goods, Macy's Furniture Gallery, Marshalls/HomeGoods, T.J. Maxx, The Fresh Market, Toys "R" Us/Babies "R" Us
171	Western Hills Square	Cincinnati	Cincinnati	OH	1998	2014	5%	BREDDR III	34	258	$12.67	Kroger (U), PetSmart, Walmart (U)
172	Waterstone Center	Cincinnati	Mason	OH	1998	2014	100%		162	433	$15.86	Barnes & Noble, Bassett Home Furnishings, Best Buy, Costco (U), Michaels, Target (U)
173	Stow Community Center	Cleveland	Stow	OH	2008	DEV	100%		401	503	$11.16	Bed Bath & Beyond, Giant Eagle, Hobby Lobby, Kohl's, OfficeMax, Target (U)
174	West Bay Plaza	Cleveland	Westlake	OH	2000	IPO	100%		151	151	$14.25	Marc's
175	Easton Market	Columbus	Columbus	OH	2013	1998	100%		502	552	$16.05	Bed Bath & Beyond, buybuy BABY, DSW, Michaels, Nordstrom Rack, PetSmart, Staples, T.J. Maxx, Value City Furniture

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
176	Hilliard Rome Commons	Columbus	Columbus	OH	2001	2007	20%	DDRM	111	111	$14.62	—
177	Lennox Town Center	Columbus	Columbus	OH	1997	1998	50%	OTHER	374	374	$12.41	AMC Theatres, Barnes & Noble, Marshalls, Staples, Target
178	Polaris Towne Center	Columbus	Columbus	OH	1999	2011	100%		458	730	$16.68	Best Buy, Big Lots, Jo-Ann, Kroger, Lowe's (U), OfficeMax, T.J. Maxx, Target (U)
179	Sun Center	Columbus	Columbus	OH	1995	1998	79%	OTHER	316	418	$14.50	Ashley Furniture HomeStore, Babies "R" Us, Michaels, Staples, Stein Mart, Whole Foods
180	Perimeter Center	Columbus	Dublin	OH	1996	1998	100%		136	136	$16.50	Giant Eagle
181	Derby Square	Columbus	Grove City	OH	1992	1998	20%	DDRM	125	134	$10.91	Giant Eagle
182	Powell Center	Columbus	Lewis Center	OH	2000	2014	5%	BREDDR III	202	233	$13.37	Giant Eagle, HomeGoods, Marshalls, Michaels
183	Shoppes on South Main	Toledo	Bowling Green	OH	1978	2014	5%	BREDDR III	111	222	$11.03	Home Depot (U), T.J. Maxx
184	North Towne Commons	Toledo	Toledo	OH	1995	2004	100%		80	295	—	Kroger (U), T.J. Maxx (U), Target (U)
185	Springfield Commons	Toledo	Toledo	OH	1999	DEV	20%	DDRM	272	272	$11.32	Babies "R" Us, Bed Bath & Beyond, Kohl's, Old Navy
186	Tanasbourne Town Center	Portland	Portland	OR	2001	1996	100%		309	570	$19.66	Barnes & Noble, Bed Bath & Beyond, Best Buy (U), Marshalls, Michaels, Nordstrom Rack (U), Office Depot, Ross Dress for Less, Sierra Trading Post, Target (U)
187	Southmont Plaza	Allentown	Easton	PA	2004	2015	5%	BREDDR IV	251	386	$15.59	Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Lowe's (U), Michaels, Staples
188	Ashbridge Square	Philadelphia	Downingtown	PA	1999	2015	5%	BREDDR IV	386	386	$11.05	Best Buy, Christmas Tree Shops, Home Depot, Jo-Ann, Staples
189	Overlook at King of Prussia	Philadelphia	King Of Prussia	PA	2002	2007	15%	TIAA	193	193	$28.96	Best Buy, Off 5th, United Artists Theatre
190	Widewater Commons	Uniontown	Uniontown	PA	2008	2014	5%	BREDDR III	47	171	$14.18	PetSmart, Target (U)
191	Warwick Center	Providence	Warwick	RI	2004	2007	15%	TIAA	153	153	$19.14	Barnes & Noble, Dick's Sporting Goods, DSW
192	Ashley Crossing	Charleston	Charleston	SC	2011	2003	100%		208	217	$9.85	Food Lion, Jo-Ann, Kohl's, Marshalls
193	Wando Crossing	Charleston	Mount Pleasant	SC	2000	1995	100%		205	326	$13.77	Marshalls, Michaels, Office Depot, T.J. Maxx, Walmart (U)
194	Columbiana Station	Columbia	Columbia	SC	2003	2007	15%	TIAA	375	436	$16.99	buybuy BABY, Columbia Grand Theatre (U), Dick's Sporting Goods, Michaels, PetSmart
195	Midtowne Park	Greenville	Anderson	SC	2008	2014	5%	BREDDR III	167	174	$11.64	Dick's Sporting Goods, Kohl's, Staples
196	Hobby Lobby Center	Greenville	Greenville	SC	2004	2014	5%	BREDDR III	69	268	$9.11	Hobby Lobby, Walmart (U)
197	The Point	Greenville	Greenville	SC	2005	2007	20%	SAU	104	104	$17.55	REI, Whole Foods
198	The Plaza at Carolina Forest	Myrtle Beach	Myrtle Beach	SC	1999	2007	20%	SAU	138	141	$13.27	Kroger
199	Pavilion of Turkey Creek	Knoxville	Knoxville	TN	2001	2007	15%	TIAA	277	658	$14.85	DSW, Hobby Lobby, OfficeMax, Old Navy, Ross Dress for Less, Target (U), Walmart (U)
200	Town & Country Commons	Knoxville	Knoxville	TN	1997	2007	15%	TIAA	655	655	$10.84	Bargain Hunt, Best Buy, Conn's, Dick's Sporting Goods, Jo-Ann, Knoxville 16, Lowe's, Staples, Tuesday Morning
201	American Way	Memphis	Memphis	TN	1988	2007	20%	SAU	110	110	$7.67	—
202	Crossroads Square	Morristown	Morristown	TN	2004	2007	20%	SAU	70	95	$6.46	Bargain Hunt, OfficeMax (U)
203	Cool Springs Pointe	Nashville	Brentwood	TN	2004	2000	100%		198	198	$15.38	Best Buy, Ross Dress for Less, Royal Furniture
204	Bellevue Place	Nashville	Nashville	TN	2003	2007	15%	TIAA	77	192	$11.61	Bed Bath & Beyond, Home Depot (U)
205	McAlister Square	Dallas	Burleson	TX	2007	2014	5%	BREDDR III	169	169	$11.29	Academy Sports, Party City
206	Cedar Hill Village	Dallas	Cedar Hill	TX	2002	2014	5%	BREDDR III	44	150	$18.19	24 Hour Fitness, JCPenney (U)
207	Eastchase Market	Dallas-FTW	Fort Worth	TX	1997	2014	5%	BREDDR III	262	420	$11.49	Aldi (U), AMC Theatres, Burke's Outlet, Marshalls, Ross Dress for Less, Spec's Wine, Spirits & Finer Foods, Target (U)
208	The Marketplace at Highland Village	Dallas-FTW	Highland Village	TX	2007	2013	100%		207	451	$17.26	DSW, LA Fitness, Petco, T.J. Maxx/HomeGoods, Walmart (U)
209	Bandera Pointe	San Antonio	San Antonio	TX	2002	DEV	100%		500	851	$13.23	Barnes & Noble, Gold's Gym, Jo-Ann, Kohl's (U), Lowe's, Old Navy, PetSmart, Ross Dress for Less, Spec's Wine, Spirits & Finer Foods (U), T.J. Maxx, Target (U)
210	Terrell Plaza	San Antonio	San Antonio	TX	2012	2007	100%		108	243	$19.76	Ross Dress for Less, Target (U)
211	Village at Stone Oak	San Antonio	San Antonio	TX	2007	DEV	100%		448	623	$21.39	Alamo Drafthouse Cinema, Hobby Lobby, HomeGoods, Target (U)

DDR Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	JV	Owned GLA	Total GLA	ABR PSF	Key Tenants
212	Fortuna Center Plaza	Balt-Wash DC	Dumfries	VA	2006	2013	100%		105	232	$16.50	Shoppers Food Warehouse, Target (U)
213	Fairfax Towne Center	Balt-Wash DC	Fairfax	VA	1994	1995	100%		253	253	$20.00	Bed Bath & Beyond, Jo-Ann, Regal Cinemas, Safeway, T.J. Maxx
214	Springfield Center	Balt-Wash DC	Springfield	VA	1999	2007	100%		177	177	$22.26	Barnes & Noble, Bed Bath & Beyond, DSW, Michaels, The Tile Shop
215	Creeks at Virginia Centre	Richmond	Glen Allen	VA	2002	2007	15%	TIAA	266	266	$15.65	Barnes & Noble, Bed Bath & Beyond, Dick's Sporting Goods, Michaels, Ross Dress for Less
216	Commonwealth Center	Richmond	Midlothian	VA	2002	2007	100%		166	166	$16.53	Michaels, Stein Mart, The Fresh Market
217	Downtown Short Pump	Richmond	Richmond	VA	2000	2007	100%		126	252	$22.46	American Family Fitness (U), Barnes & Noble, Regal Cinemas, Skate Nation (U)
218	White Oak Village	Richmond	Richmond	VA	2008	2014	5%	BREDDR III	432	956	$15.83	JCPenney, K&G Fashion Superstore, Lowe's (U), Michaels, PetSmart, Publix, Sam's Club (U), Target (U)
219	Indian Lakes Crossing	Virginia Beach	Virginia Beach	VA	2008	2014	5%	BREDDR III	71	71	$15.58	Harris Teeter
220	Kroger Plaza	Virginia Beach	Virginia Beach	VA	1997	2007	20%	SAU	68	86	$3.79	Kroger
221	Apple Blossom Corners	Winchester	Winchester	VA	1997	IPO	20%	DDRM	243	243	$11.19	Books-A-Million, HomeGoods, Kohl's, Martin's
222	Winchester Station	Winchester	Winchester	VA	2005	2014	5%	BREDDR III	183	417	$15.79	Bed Bath & Beyond, Michaels, Ross Dress for Less, Walmart (U)
223	Orchards Market Center	Portland	Vancouver	WA	2005	2013	100%		178	209	$16.43	Big 5 Sporting Goods (U), Jo-Ann, LA Fitness, Office Depot, Sportsman's Warehouse
			Total						50,935	71,928

DEV - Property Developed by the Company				BREDDR III - BRE DDR Retail Holdings III
IPO - Original IPO Property				BREDDR IV - BRE DDR Retail Holdings IV
Note: (U) indicates unowned				DDRM - DDRM Properties
				SAU - DDR-SAU Retail Fund
				TIAA - DDRTC Core Retail Fund

DDR Corp.

Retail Value Inc. – Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	Owned GLA	Total GLA	ABR PSF	Key Tenants
1	Palm Valley Pavilions West	Phoenix	Goodyear	AZ	2002	2016	100%	233	277	$18.06	Barnes & Noble, Best Buy, Ross Dress for Less, Total Wine & More
2	Tucson Spectrum	Tucson	Tucson	AZ	2008	2012	100%	717	970	$14.55	Bed Bath & Beyond, Best Buy, Food City, Harkins Theatres, Home Depot (U), JCPenney, LA Fitness, Marshalls, Michaels, OfficeMax, Old Navy, Party City, PetSmart, Ross Dress for Less, Target (U)
3	Homestead Pavilion	Miami	Homestead	FL	2008	2008	100%	300	391	$18.38	Bed Bath & Beyond, Kohl's (U), Michaels, Ross Dress for Less
4	Tequesta Shoppes	Miami	Tequesta	FL	2014	2007	100%	110	119	$11.55	Marshalls
5	International Drive Value Center	Orlando	Orlando	FL	1995	2015	100%	186	192	$10.36	Bed Bath & Beyond, dd's Discounts, Ross Dress for Less, T.J. Maxx
6	Millenia Plaza	Orlando	Orlando	FL	2001	2015	100%	412	412	$10.84	BJ's Wholesale Club, Dick's Sporting Goods, Home Depot, Ross Dress for Less, Total Wine & More, Toys "R" Us/Babies "R" Us
7	Lake Walden Square	Tampa	Plant City	FL	2013	2007	100%	245	245	$11.72	Marshalls, Premiere Cinemas, Ross Dress for Less, Winn Dixie
8	Mariner Square	Tampa	Spring Hill	FL	1997	IPO	100%	194	519	$9.57	Bealls, Ross Dress for Less, Sam's Club (U), Walmart (U)
9	The Walk at Highwoods Preserve	Tampa	Tampa	FL	2001	2007	100%	138	232	$16.25	Best Buy, HomeGoods, Michaels, Muvico (U)
10	Brandon Boulevard Shoppes	Tampa	Valrico	FL	2012	2007	100%	86	89	$15.50	LA Fitness
11	Douglasville Pavilion	Atlanta	Douglasville	GA	1998	2007	100%	266	369	$12.08	Big Lots, Marshalls, Michaels, OfficeMax, PetSmart, Ross Dress for Less, Target (U)
12	Newnan Crossing	Atlanta	Newnan	GA	1995	2003	100%	223	453	$8.54	Hobby Lobby, Lowe's, Walmart (U)
13	East Lloyd Commons	Evansville	Evansville	IN	2005	2007	100%	160	160	$16.03	Best Buy, Michaels
14	Green Ridge Square	Grand Rapids	Grand Rapids	MI	1995	1995	100%	216	407	$13.66	Bed Bath & Beyond, Best Buy, Michaels, T.J. Maxx, Target (U), Toys "R" Us (U)
15	Grandville Marketplace	Grand Rapids	Grandville	MI	2003	2003	100%	224	372	$10.76	Hobby Lobby, Lowe's (U), OfficeMax
16	Riverdale Village	Minneapolis	Coon Rapids	MN	2003	DEV	100%	788	968	$15.40	Bed Bath & Beyond, Best Buy, Costco (U), Dick's Sporting Goods, DSW, JCPenney, Jo-Ann, Kohl's, Old Navy, T.J. Maxx
17	Maple Grove Crossing	Minneapolis	Maple Grove	MN	2002	1996	100%	262	350	$12.63	Barnes & Noble, Bed Bath & Beyond, Cub Foods (U), Kohl's, Michaels
18	Midway Marketplace	Minneapolis	St. Paul	MN	1995	1997	100%	324	487	$8.64	Cub Foods, Herberger's (U), LA Fitness, T.J. Maxx, Walmart
19	Crossroads Center	Gulfport	Gulfport	MS	1999	2003	100%	555	591	$11.66	Academy Sports, Barnes & Noble, Belk, Burke's Outlet, Cinemark, Forever 21, Michaels, Ross Dress for Less, T.J. Maxx
20	Big Oaks Crossing	Tupelo	Tupelo	MS	1992	1994	100%	348	348	$6.12	Jo-Ann, Sam's Club, Walmart
21	Seabrook Commons	Boston	Seabrook	NH	2014	DEV	100%	175	393	$18.57	Dick's Sporting Goods, Walmart (U)
22	Hamilton Commons	Atlantic City	Mays Landing	NJ	2001	2004	100%	397	397	$16.50	Bed Bath & Beyond, Hobby Lobby, Marshalls, Regal Cinemas, Ross Dress for Less
23	Wrangleboro Consumer Square	Atlantic City	Mays Landing	NJ	1997	2004	100%	842	842	$13.30	Babies "R" Us, Best Buy, BJ's Wholesale Club, Books-A-Million, Christmas Tree Shops, Dick's Sporting Goods, Just Cabinets, Kohl's, Michaels, PetSmart, Staples, Target
24	Beaver Creek Crossings	Raleigh	Apex	NC	2006	DEV	100%	321	321	$16.12	Burke's Outlet, Dick's Sporting Goods, Regal Beaver Creek 12, T.J. Maxx
25	Great Northern Plaza	Cleveland	North Olmsted	OH	2013	1997	100%	631	669	$13.78	Bed Bath & Beyond, Best Buy, Big Lots, Burlington, DSW, Home Depot, Jo-Ann, K&G Fashion Superstore, Marc's, PetSmart
26	Uptown Solon	Cleveland	Solon	OH	1998	DEV	100%	182	182	$15.11	Bed Bath & Beyond, Mustard Seed Market & Cafe
27	Gresham Station	Portland	Gresham	OR	2000	2016	100%	342	342	$19.66	Bed Bath & Beyond, Best Buy, Craft Warehouse, LA Fitness
28	Peach Street Marketplace	Erie	Erie	PA	2012	DEV	100%	721	1,001	$10.16	Babies "R" Us, Bed Bath & Beyond, Best Buy (U), Burlington, Cinemark, Erie Sports, Hobby Lobby, Home Depot (U), Kohl's, Lowe's, Marshalls, PetSmart, Target (U)
29	Silver Spring Square	Harrisburg	Mechanicsburg	PA	2001	2013	100%	343	569	$18.09	Bed Bath & Beyond, Best Buy, Kohl's (U), Ross Dress for Less, Target (U), Wegmans
30	Noble Town Center	Philadelphia	Jenkintown	PA	1999	2014	100%	168	168	$15.97	AFC Fitness, Bed Bath & Beyond, PetSmart, Ross Dress for Less, Stein Mart

DDR Corp.

Retail Value Inc. – Property List

GLA in thousands

#	Center	MSA	Location	ST	Recent Year Dev. / Redev.	Year Acq.	DDR Own %	Owned GLA	Total GLA	ABR PSF	Key Tenants
31	Plaza Isabela	Aguadilla-Isabela	Isabela	PR	1994	2005	100%	259	259	$14.88	Selectos Supermarket, Walmart
32	Plaza Fajardo	Fajardo	Fajardo	PR	2013	2005	100%	274	274	$16.66	Econo, Walmart
33	Plaza Walmart	Guayama	Guayama	PR	1994	2005	100%	164	164	$9.25	Walmart
34	Plaza del Atlántico	San Juan	Arecibo	PR	1993	2005	100%	223	223	$12.28	Capri, Kmart
35	Plaza del Sol	San Juan	Bayamon	PR	2014	2005	100%	611	723	$31.74	Bed Bath & Beyond, Caribbean Cinemas, H & M, Home Depot (U), Old Navy, Walmart
36	Plaza Río Hondo	San Juan	Bayamon	PR	2015	2005	100%	555	555	$25.55	Best Buy, Caribbean Cinemas, Kmart, Marshalls Mega Store, Pueblo, T.J. Maxx
37	Plaza Escorial	San Juan	Carolina	PR	1997	2005	100%	524	636	$16.19	Caribbean Cinemas, Home Depot (U), OfficeMax, Old Navy, Sam's Club, Walmart
38	Plaza Cayey	San Juan	Cayey	PR	2004	2005	100%	313	339	$8.97	Caribbean Cinemas (U), Walmart
39	Plaza del Norte	San Juan	Hatillo	PR	2012	2005	100%	682	699	$22.48	Caribbean Cinemas, JCPenney, OfficeMax, Rooms To Go, Sears, T.J. Maxx
40	Plaza Palma Real	San Juan	Humacao	PR	1995	2005	100%	449	449	$15.67	Capri, JCPenney, Marshalls, Pep Boys, Walmart
41	Señorial Plaza	San Juan	Rio Piedras	PR	2010	2005	100%	202	202	$18.25	Pueblo
42	Plaza Vega Baja	San Juan	Vega Baja	PR	1990	2005	100%	185	185	$11.83	Econo
43	Harbison Court	Columbia	Columbia	SC	2015	2002	100%	242	301	$14.82	Babies "R" Us (U), Marshalls, Nordstrom Rack, Ross Dress for Less
44	Lowe's Home Improvement	Nashville	Hendersonville	TN	1999	2003	100%	129	144	$8.83	Lowe's
45	Kyle Crossing	Austin	Kyle	TX	2010	DEV	100%	121	375	$19.22	Kohl's (U), Ross Dress for Less, Target (U)
46	The Marketplace at Towne Centre	Dallas-FTW	Mesquite	TX	2001	2003	100%	174	399	$16.26	Cavender's (U), Home Depot (U), Kohl's (U), Michaels, PetSmart, Ross Dress for Less
47	Willowbrook Plaza	Houston	Houston	TX	2014	2015	100%	385	393	$15.45	AMC Theatres, Bed Bath & Beyond, Bel Furniture, buybuy BABY, Cost Plus World Market
48	Shoppers World of Brookfield	Milwaukee	Brookfield	WI	1967	2003	100%	203	285	$11.64	Burlington, Pick 'n Save (U), Ross Dress for Less, Xperience Fitness
49	Marketplace of Brown Deer	Milwaukee	Brown Deer	WI	1989	2003	100%	410	410	$9.27	Bob's Discount Furniture, Burlington, Michaels, OfficeMax, Pick 'n Save, Ross Dress for Less, T.J. Maxx
50	West Allis Center	Milwaukee	West Allis	WI	1968	2003	100%	264	392	$6.42	Kohl's, Marshalls/HomeGoods, Menards (U), Pick 'n Save
			Total					16,475	20,240

DEV - Property Developed by the Company				IPO - Original IPO Property
Note: (U) indicates unowned

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